                                                                   EXHIBIT 10.18

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                LICENSE AGREEMENT


                 Entered into by and between AstraZeneca AB and The Medicines Company as of the 18th day of December, 2003

                                TABLE OF CONTENTS

1.       DEFINITIONS...........................................................2

2.       GRANT OF LICENSE.....................................................11

3.       DEVELOPMENT AND COMMERCIALIZATION....................................15

4.       SUPPLY MATTERS.......................................................25

5.       EXCHANGE OF INFORMATION..............................................27

6.       CONSIDERATION........................................................29

7.       INTELLECTUAL PROPERTY - PROSECUTION AND MAINTENANCE..................39

8.       CLAIMS REGARDING INFRINGEMENT AND INVALIDITY.........................42

9.       TRADEMARK............................................................46

10.      INDEMNITY............................................................47

11.      CONFIDENTIALITY......................................................49

12.      ADVERSE EVENTS.......................................................51

13.      REPRESENTATIONS, WARRANTIES AND COVENANTS............................52

14.      TERM AND TERMINATION.................................................55

15.      CONSEQUENCES OF TERMINATION..........................................57

16.      FORCE MAJEURE........................................................60

17.      GENERAL PROVISIONS...................................................61

18.      GOVERNING LAW AND ARBITRATION........................................65

                                LICENSE AGREEMENT


This Agreement is entered into as of the 18th day of December, 2003 (the "Effective Date")

by and between

ASTRAZENECA AB, a company incorporated under the laws of Sweden with its registered office at SE-151 85 Sodertalje, Sweden ("ASTRAZENECA") and

THE MEDICINES COMPANY, a company incorporated under the laws of Delaware with its registered office at 8 Campus Drive, Parsippany, New Jersey 07054, United States ("TMC").

                                   WITNESSETH

WHEREAS, ASTRAZENECA performs research, development and marketing of pharmaceutical compounds and products inter alia in the cardiovascular therapy area; and

WHEREAS, ASTRAZENECA has developed an intravenous pharmaceutical compound designated AR-C69931MX for the selective inhibition of ADP-induced platelet activation and aggregation; and

WHEREAS, TMC performs development of pharmaceutical compounds and marketing of pharmaceutical products particularly in the cardiovascular therapy area; and

WHEREAS, ASTRAZENECA has expressed an interest to license AR-C69931MX to TMC [**] for intravenous administration [**], and TMC has expressed an interest to license said compound; and

WHEREAS, it is a mutual objective of the Parties to maximise the sales of the Product.

NOW THEREFORE, the Parties hereto agree to the following.

                    License Agreement - The Medicines Company

1.             DEFINITIONS


When used in this Agreement the following expressions shall have the meanings defined herein. The singular form of the defined expression shall include the plural form thereof and vice versa.


1.1.           "ANDA Act" shall have the meaning defined in Article 8.3.1(a).

1.2. "[**]" shall mean ASTRAZENECA's proprietary compound with the chemical structure as shown in Schedule E.

1.3. "Adverse Event" shall mean the development of an undesirable medical condition or the deterioration of a pre-existing medical condition following or during exposure to a pharmaceutical product whether or not considered causally related to such product.

1.4. "Affiliate" with respect to a Person shall mean any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For the purposes of this Article 1.4 only, "control" and, with correlative meanings, the terms "controlled by" and "under common control with", shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and/or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person.

1.5. "Agreement" shall mean this document including any and all schedules, appendices and other addenda to it as may be changed, added and/or amended from time to time in accordance with the provisions of this Agreement.

                    License Agreement - The Medicines Company

1.6. "ASTRAZENECA IP" shall mean the ASTRAZENECA Patent Rights and the ASTRAZENECA Know-How.

1.7.           "ASTRAZENECA Indemnified Party" shall have the meaning defined in
               Article 10.1.1.

1.8. "ASTRAZENECA Know-How" shall mean any Know-How relating to the Compound for intravenous administration [**] and/or the Product, developed, acquired or licensed by ASTRAZENECA prior to the Effective Date and in ASTRAZENECA's possession at the Effective Date.

1.9. "ASTRAZENECA Patent Rights" shall mean the patents and patent applications as set out in Schedule A, and any Patents Rights derived therefrom.

1.10. "Baseline Quarter" shall mean the Quarter preceding the Quarter in which ASTRAZENECA receives NDA Approval of an [**] Product.

               The definition "NDA Approval" shall, for the purpose of this
               Article 1.10 (and Articles 1.43 and 6.2.3) only, be deemed to refer to [**] Product instead of Product.

1.11. "Combination Product" shall mean any pharmaceutical product which has only an intravenous route of administration, and [**], in a finished dosage form which comprises the Compound and at least one other active pharmaceutical ingredient.

1.12. "Commercially Reasonable Efforts" shall mean with respect to the efforts to be expended by a Party with respect to any objective, the use of reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that with respect to the research, development or commercialisation of Product, such efforts shall be

                    License Agreement - The Medicines Company
               substantially equivalent to those efforts and resources commonly used by a Party for a product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, regulatory authority-approved labelling, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the Product, the likelihood of regulatory approval given the regulatory structure involved, the profitability of the Product taking into account the royalties payable to licensors of patent or other intellectual property rights, alternative products and other relevant commercial factors. Commercially Reasonable Efforts shall be determined on a country-by-country basis for the Product, and it is anticipated that the level of effort will change over time (including, to the extent appropriate, the reduction or cessation of active promotional efforts), reflecting changes in the status of the Product and the market(s) involved.

1.13. "Compound" shall mean ASTRAZENECA's proprietary compound named AR-C69931MX with the chemical structure as shown in Schedule C, attached hereto, including all salts, esters, complexes, chelates, hydrates, isomers, stereoisomers, crystalline and amorphous forms and solvates thereof.

1.14. "Confidential Information" shall mean (i) in the case of TMC being the Receiving Party, ASTRAZENECA IP, and (ii) in the case of ASTRAZENECA being the Receiving Party TMC IP, and (iii) in the case of either Party being the Receiving Party, data generated by either or both Parties hereunder and trade secrets and/or confidential information relating to technology, including but not limited to compound(s), composition(s), formulation(s) and/or manufacturing information, and/or relating to the business affairs, including but not limited to commercial forecasts, plans, programs, customers, assets, financial projections, costs and customer lists and/or finances of the Disclosing Party, supplied or otherwise made available to the Receiving Party or coming into Receiving Party's possession in relation to the performance of this Agreement.

                    License Agreement - The Medicines Company

1.15. "Disclosing Party" shall mean the Party which discloses Confidential Information to the other Party.

1.16. "Documents" shall mean reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, paper, notebooks, books, files, ledgers, records, tapes, discs, diskettes, CD-ROM, computer programs and documents thereof, computer information storage means, samples of material, other graphic or written data and any other media on which Know-How can be permanently or temporarily stored.

1.17. "Drug Product" shall mean the Compound in such formulation and associated primary packaging of dosage forms for intravenous administration as has been developed by ASTRAZENECA as of the Effective Date, used for, or intended for use in, human clinical trials, as described in the Product Master File, the table of contents of which is attached as Schedule B (the "PMF").

1.18.          "Excluded Countries" shall mean [**].

1.19. "European Union" shall mean the countries that are, whether at the Effective Date or at any time thereafter, members of the European Union.

1.20. "European Economic Area" shall mean the European Union plus Norway, Iceland and Liechtenstein.

1.21. "FDA" shall mean the United States Food and Drug Administration or any successor agency thereto.

1.22. "FTE Day" shall mean the equivalent of one person employed by ASTRAZENECA or TMC, as applicable, or their respective Affiliates full time for one day.

1.23. "Filing of an NDA" shall mean the date of acceptance for review by the competent registration body in a given country of an NDA.

                    License Agreement - The Medicines Company

1.24. "Force Majeure" shall mean any cause preventing either Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented, act of God, war, riot, civil commotion, malicious damage, accident, breakdown of plant or machinery, fire, flood or storm.

1.25. "[**]" shall mean any of ASTRAZENECA's proprietary compounds [**], including all salts, esters, complexes, chelates, hydrates, isomers, stereoisomers, crystalline and amorphous forms, solvates, metabolites and prodrugs of any such compound.

1.26. "[**] Product" shall mean any pharmaceutical formulation or product which has [**] containing [**] as the sole active ingredient in a finished dosage form suitable for administration to patients.

1.27. "Know-How" shall mean technical and other information, which is not subject to published patent rights and which is not in the public domain, including, but not limited to, information comprising or relating to concepts, discoveries, data, designs, formulae, ideas, inventions, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing, including results of research or development, processes, including manufacturing processes, specifications and techniques, laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports, manufacturing data or summaries and information contained in submissions to and information from ethical committees and regulatory authorities. Know-How includes Documents containing Know-How, including but not limited to any rights including trade secrets, copyright, database or design rights protecting such Know-How. The fact that an item is known to the public shall not be taken to preclude the possibility that a compilation including the item, and/or a development relating to the item, is not known to the public.

                    License Agreement - The Medicines Company

1.28. "Launch" or "Launched" shall mean the first invoiced commercial sale by TMC, its Affiliates, sub-licensees or distributors, however not including sales made by one such entity to another such entity, of the Product in a country following NDA Approval in such country.

1.29.          "Major Market" shall mean each of [**].

1.30. "NDA" shall mean a fully completed marketing license application comparable to a New Drug Application filed with the FDA, including all supporting documentation and data required for such application to be accepted for review by the competent health regulatory authorities for any country requesting approval for commercialisation of the Product for a particular indication in such country. NDA as herein defined shall for this purpose include applications for pricing or reimbursement approval where appropriate.

1.31. "NDA Approval" shall mean the approval by the competent registration body for a given country of an NDA.

1.32. "Net Sales" shall mean (i) the gross sales of Product by a Party or its Affiliates, or, regarding sales in the United States, its sub-licensees or distributors, to Third Parties, and (ii) royalties or other revenues, to the extent not included under
               (i), received by such Party or its Affiliates from its sub-licensees of the rights granted hereunder, or from its distributors, for sales of the Product outside the United States, after deduction of:

               a)   [**] and/or [**];

               b)   amounts [**] determined in good faith;

               c)   [**] such sales; and

               d)   [**] the Product.

                    License Agreement - The Medicines Company

               In the event the Product is sold as part of a Combination Product, the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition), during the applicable royalty reporting period, by the fraction, A/(A+B), where A is the average sales price of the Product when sold separately in finished form and B is the average sale price of the other product(s) included in the Combination Product when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred, as adjusted, as necessary, for inflation from the date when both the Product and all other product(s) last were sold and the date of determination of Net Sales under this Article 1.32. In the event that such average sales price cannot be determined for both the Product and all other products(s) included in the Combination Product, Net Sales for the purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction of C/(C+D) where C is the fair market value of the Product and D is the fair market value of all other pharmaceutical product(s) included in the Combination Product. In such event, the selling Party shall in good faith make a determination of the respective fair market values of the Product and all other pharmaceutical products included in the Combination Product, and shall notify the other Party of such determination and provide the other Party with data to support such determination. The other Party shall have the right to review such determination and supporting data, and to notify the selling Party if it disagrees with such determination. If the other Party does not agree with such determination and if the Parties are unable to agree in good faith as to such respective fair market values, then such matter shall be referred to arbitration pursuant to Article 18.1.

                    License Agreement - The Medicines Company

               Net Sales shall exclude (i) the transfer of a commercially reasonable quantity of free samples of Product to be given out to customers for promotional purposes; (ii) the transfer of Product for use in clinical trials; and (iii) the sales or transfers of Product among a Party and its Affiliates, and, in the United States, its sub-licensees or distributors, unless the receiver is the consumer or user of the Product; however, the resale or transfer of such Product to a Third Party shall be included in Net Sales.

               Product sold or otherwise transferred (x) in other than an arms length transaction or for other property (e.g. barter); or (y) where no separate price has been decided for the Product but a price is decided jointly for the Product plus at least one other product, shall be deemed invoiced at its fair market price in the country of sale or transfer.

               It is acknowledged that sub-licensees of a Party or its Affiliates and conventional distributors whose function is to purchase and resell Product, will be considered Third Parties when referring to Product sold outside the United States. The Parties agree further that for the purpose of the first paragraph of this Article 1.32 the Net Sales of the Product outside the United States by TMC or its Affiliates to such sub-licensees and distributors shall be the Net Sales received by TMC or its Affiliates from such sub-licensee or distributor for the Product or [**] percent ([**]%) of the actual gross sales, less deductions under subsections (a) through (d) above, of the Product by such sublicensee or distributor, whichever amount is the higher.

1.33.          "PMF" shall have the meaning defined in Article 1.17.

1.34.          "Party" or "Parties" shall mean TMC and/or ASTRAZENECA.

1.35. "Patent Rights" shall mean patent applications and patents, utility models, utility certificates, certificates of addition and all foreign counterparts of them in all countries, including any divisional applications and patents, refilings, renewals, continuations, continuations-in-part, patents of addition,

                    License Agreement - The Medicines Company
               extensions (including patent term extensions and patent term restorations), reissues, substitutions, confirmations, registrations, revalidations, re-examinations, pipeline and administrative protections and additions, and any equivalents of the foregoing in any and all countries of or to any of them, as well as any supplementary protection certificates and equivalent protection rights in respect of any of them.

1.36. "Person" shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.37. "Phase III Clinical Trial" shall mean a large scale, pivotal multicentre, human clinical trial to be conducted in a number of patients estimated to be sufficient to establish safety or efficacy in the particular claim and indication and at a standard suitable to obtain NDA Approval.

1.38.          "Procedure" shall have the meaning defined in Article 3.5.1.

1.39. "Product" shall mean any pharmaceutical formulation or product which has only an intravenous route of administration, and [**], containing the Compound as the sole active ingredient in a finished dosage form suitable for administration to patients. Apart from in this Article 1.39, and unless the context clearly requires otherwise in this Agreement, when used in this Agreement, the term "Product" shall be deemed to include "Combination Product".

1.40. "Quarter" shall mean a calendar quarter ending March 31, June 30, September 30 or December 31.

1.41. "Receiving Party" shall mean the Party which receives Confidential Information from the other Party.

                    License Agreement - The Medicines Company

1.42.          "Results" shall have the meaning defined in Article 7.8.

1.43. "Subsequent Quarter" shall mean the Quarter in which ASTRAZENECA receives NDA Approval of an [**] Product or any subsequent Quarter.

               The definition "NDA Approval" shall, for the purpose of this
               Article 1.43 (and Articles 1.10 and 6.2.3) only, be deemed to refer to [**] Product instead of Product.

1.44.          "Supply Agreement" shall have the meaning described in Article
               4.2.1.

1.45.          "TMC IP" shall mean TMC Know-How, TMC Patent Rights and the TMC
               Trademark.

1.46.          "TMC Indemnified Party" shall have the meaning defined in Article
               10.2.1.

1.47. "TMC Know-How" shall mean any Know-How relating directly to the Compound and/or the Product developed, acquired or licensed by TMC during the term of this Agreement.

1.48. "TMC Patent Rights" shall mean any Patent Rights directly relating to the Compound and/or the Product developed, acquired or licensed by TMC during the term of this Agreement.

1.49.          "TMC Trademark" shall have the meaning defined in Article 9.1.

1.50. "Territory" shall mean every country in the world, except the Excluded Countries.

1.51. "Third Party" shall mean any Person not including the Parties or the Parties' respective Affiliates.

2.             GRANT OF LICENSE

2.1.           LICENSE GRANT.

                    License Agreement - The Medicines Company

2.1.1.         ASTRAZENECA hereby grants to TMC, subject to what is stated in
               Article 2.1.2, an exclusive license in the Territory under the ASTRAZENECA IP to perform research on, have research performed on, develop, have developed, use, have used, make, have made, import and have imported the Compound for intravenous administration [**], and to perform research on, have research performed on, develop, have developed, use, have used, make, have made, import, have imported, market, have marketed, sell and have sold the Product for all indications [**].

2.1.2. The license granted under Article 2.1.1 shall not apply to the Compound or the Product in relation to any formulation or product which contains both the Compound and one or more [**] as active ingredients, whether or not such formulation or product contains active ingredients in addition to the Compound and the [**], and such rights shall, for the avoidance of doubt, be retained by ASTRAZENECA.

2.2. GRANT TO TMC'S AFFILIATES. TMC's Affiliates shall have the benefit and burden of the licenses and rights set out in Article
               2.1 for the same purposes and under the same conditions as set forth herein, provided that TMC shall remain fully responsible for the compliance by such Affiliates with the terms and conditions of this Agreement as if such Affiliates were TMC hereunder.

2.3. RIGHT TO SUB-LICENSE. TMC shall have the right to grant sub-licenses to the rights granted under Article 2.1, provided that TMC shall notify ASTRAZENECA of each such sub-license without unreasonable delay following any such grant of a sub-license. TMC shall ensure that all of its sub-licensees will comply with all terms and conditions of this Agreement and TMC shall remain fully responsible for the compliance by such sub-licensees with the terms and conditions of this Agreement as if such sub-licensees were TMC hereunder.

                    License Agreement - The Medicines Company

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                                                                              13

2.4. RIGHT TO APPOINT DISTRIBUTORS. TMC shall also have the right to appoint distributors in the Territory for the sale of the Product. TMC shall at all times ensure that its distributors act fully in compliance with the terms and conditions of this Agreement.

2.5. DURATION OF LICENSE GRANT. The licenses set out in Article 2.1 shall continue in accordance with what is stated therein on a country-by-country basis until royalty payment is no longer due in the country concerned in accordance with what is stated in
               Article 6.4. The licenses set out in Article 2.1 shall thereafter continue on a non-exclusive basis and become fully paid up and royalty-free in the country concerned.

2.6.           FIRST RIGHT OF REFUSAL OF TMC REGARDING THE EXCLUDED COUNTRIES.
               Should ASTRAZENECA within its sole discretion at any time determine that ASTRAZENECA will not Launch the Product in one or more Excluded Countries and/or that ASTRAZENECA will not license, transfer or otherwise dispose of its interest in the ASTRAZENECA IP regarding one or more Excluded Countries, then ASTRAZENECA shall offer to TMC, by providing written notice, the first right to negotiate a license on exclusive rights to commercially exploit the Compound and the Product under the ASTRAZENECA IP in the Excluded Country(ies) concerned on terms similar to those under this Agreement. Should TMC wish to exercise such right, then TMC shall notify ASTRAZENECA hereof in writing no later than ninety (90) days upon receipt of ASTRAZENECA's notice. In reasonable connection with such notice the Parties shall enter into good faith negotiations using their reasonable endeavours to reach a mutually acceptable agreement providing for such TMC's commercial exploitation as mentioned in this Article 2.6.

2.7.           TMC GRANT OF RIGHTS TO ASTRAZENECA REGARDING THE EXCLUDED
               COUNTRIES.

                    License Agreement - The Medicines Company

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                                                                              14

2.7.1. In consideration of the rights granted by ASTRAZENECA hereunder, TMC hereby grants to ASTRAZENECA, at no cost or remuneration, a sub-licensable non-exclusive license under the TMC IP to perform research on, have research performed on, develop, have developed, use, have used, make, have made, import, have imported, market, have marketed, sell and have sold the Compound and the Product for all indications in the Excluded Countries.

2.7.2. TMC shall for the purpose of the license granted in Article 2.7.1 make available to ASTRAZENECA, upon ASTRAZENECA's request, any Filings of an NDA in the Territory, any NDA Approvals obtained in the Territory and any related documents and any TMC's correspondence with any regulatory authorities in the Territory regarding any such Filing of an NDA, NDA Approval or related issues, and shall allow ASTRAZENECA to make cross-references to any such Filing of an NDA or NDA Approval in the Territory. For any services or assistance performed by TMC pursuant to this
               Article 2.7.2, ASTRAZENECA shall reimburse TMC for TMC's out-of-pocket costs for such activities plus USD [**] ($[**]) per FTE Day.

2.7.3. The license under Article 2.7.1 shall include an exclusive right and license for ASTRAZENECA to utilize the TMC Trademark in the Excluded Countries. Should ASTRAZENECA use the TMC Trademark in connection with the sales and marketing of Product in an Excluded Country, then ASTRAZENECA shall pay to TMC a running royalty of [**] percent ([**]%) on the annual Net Sales of the Product in such Excluded Country.

               In each Excluded Country where ASTRAZENECA utilises, and for as long as ASTRAZENECA utilises, the license granted under this
               Article 2.7.3, ASTRAZENECA shall reimburse TMC its reasonable costs for maintaining the TMC Trademark in such Excluded Country. Such reimbursement shall be made within thirty (30) days of the expiration of each calendar year during which ASTRAZENECA has utilised such license.

                    License Agreement - The Medicines Company

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                                                                              15

2.8. SECTION 365(n) OF TITLE 11. All rights and licenses granted under or pursuant to any section of this Agreement, including amendments hereto, are, for all purposes of Section 365(n) of Title 11 of the United States Bankruptcy Code ("Title 11"), licenses of rights to "intellectual property" as defined in Title
               11. The Parties shall retain and may fully exercise all of their respective rights under this Agreement pursuant to Title 11. Rejection of this Agreement pursuant to Section 365 of Title 11 constitutes a material breach of this Agreement and entitles the aggrieved Party to terminate this Agreement for material breach upon written notice. Upon bankruptcy of either Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

3.             DEVELOPMENT AND COMMERCIALIZATION

3.1.           TRANSFER OF ASTRAZENECA KNOW-HOW.

3.1.1. TRANSFER OF ASTRAZENECA KNOW-HOW. Without unreasonable delay following the Effective Date, ASTRAZENECA shall make available and transfer to TMC the following ASTRAZENECA Know-How.

               a) a description of the process used by ASTRAZENECA for the manufacturing of the Compound intended for Phase III Clinical Trials and a summary report of the development of such process;

               b) a description of the process, available to ASTRAZENECA at the Effective Date, for the manufacture of all intermediates to be used for the manufacturing of the Compound;

                    License Agreement - The Medicines Company

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                                                                              16

               c) a description of the analytical methods and validation reports, available to ASTRAZENECA at the Effective Date, for the starting materials and intermediates to be used in the manufacturing of the Compound.

                    It is acknowledged that at the Effective Date some of those analytical methods are not fully developed and validated, and such development and validation will not be continued or completed by ASTRAZENECA. ASTRAZENECA will, however, provide a summary report of the status of these methods at the Effective Date.

               d) the description of the tentative test-methods used by ASTRAZENECA for validating the bulk Compound manufactured, and a brief summary of the validation done thereon by ASTRAZENECA;

               e) to the extent available to ASTRAZENECA at the Effective Date, reference and analytical standard compounds to be used as reference material in the conduct of comparative analyses in relation to the manufacturing process with the Compound. It is explicitly understood that no such compound may be used for any other purpose than the purpose now stated;

               f) a description of the formula and manufacturing process used by ASTRAZENECA for the manufacturing of the Drug Product intended for Phase III Clinical Trials. Where available, ASTRAZENECA will provide TMC with summary reports of the development of such processes;

                    As a prerequisite of ASTRAZENECA providing the ASTRAZENECA Know-How contemplated under this sub-section f) TMC shall notify ASTRAZENECA in writing of the vial strengths and batch size that TMC initially intends to manufacture the Drug Product in and

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                                                                              17

                    ASTRAZENECA's obligations under this sub-section f) shall apply only in relation to such strengths and size.

               g) a description of the analytical methods used by ASTRAZENECA in the testing and stability assessment of the Drug Product;

                    It is acknowledged that at the Effective Date some of those analytical methods are not fully developed and validated, and such development and validation will not be continued or completed by ASTRAZENECA. ASTRAZENECA will, however, provide a summary report of the status of these methods at the Effective Date.

               h) stability data and shelf-life recommendations for the Drug Product used in previous clinical trials;

               i) a description of the Drug Product formulations and processes used in previous clinical trials. This information will be contained within existing reports available at the Effective Date.

               j) specifications on the Compound and Drug Product used in clinical trials conducted by ASTRAZENECA prior to the Effective Date.

               k) project-related reports and documentation, which are designated with an asterisk in Schedule D, containing ASTRAZENECA Know-How relating to the manufacturing of the Compound. Additional reports contained in Schedule D will be made available by ASTRAZENECA to TMC upon request by TMC to ASTRAZENECA in writing.

               l) the PMF and, upon request by TMC to ASTRAZENECA in writing, other relevant reports, if available to ASTRAZENECA, containing ASTRAZENECA Know-How relating to the manufacturing of the Drug Product.

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                                                                              18

               Any documents contemplated by this Article 3.1 shall be in English when transferred to TMC.

3.1.2.         Any activities to be carried out by ASTRAZENECA under Article
               3.1.1 shall be made to an extent necessary and reasonable and ASTRAZENECA shall not be obligated to devote more than the equivalent of [**] FTE Days thereon and under no circumstances to carry out such activities beyond the date [**] months from the Effective Date. It is acknowledged that ASTRAZENECA may at its discretion carry out assistance under Article 3.1.1 for up to [**] percent ([**]%) of such FTE Days by using Third Party consultants.

3.2.           THIRD PARTY MANUFACTURERS.

3.2.1. It is acknowledged that TMC may present the ASTRAZENECA Know-How described under Article 3.1.1 to Third Party manufacturers for the purposes permitted under Article 11.2.4. TMC shall notify ASTRAZENECA in writing regarding the date of submission of such information to any such Third Party manufacturer(s). ASTRAZENECA shall in this connection assist TMC to address questions raised about such ASTRAZENECA Know-How by no more than three (3) of such Third Party manufacturer(s) of the Compound and no more than three Third Party manufacturers of the Drug Product selected by TMC, during a period of three (3) months from the date of presentation of such ASTRAZENECA Know-How to the Third Party manufacturer concerned. ASTRAZENECA shall also provide TMC with advice on the technical merits of proposals regarding manufacturing of the Compound brought forward by such Third Party manufacturer(s). Any assistance provided under this Article 3.2.1 may be given by telephone or e-mail or by other appropriate means as agreed by the Parties.

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                                                                              19

3.2.2. ASTRAZENECA undertakes to participate in no more than one (1) meeting in person with one Third Party manufacturer, selected by TMC, to outline details of the manufacturing synthesis regarding the Compound, provided that such meeting, at ASTRAZENECA's sole discretion, shall take place either at ASTRAZENECA's Charnwood site at Loughborough, UK, or at the Third Party manufacturer's site.

3.2.3. ASTRAZENECA undertakes to participate in no more than one (1) meeting in person with one Third Party manufacturer, selected by TMC, to outline details of the manufacture of the Drug Product. Such meeting shall, at ASTRAZENECA's sole discretion, take place either at ASTRAZENECA's Charnwood site at Loughborough, UK, or at the Third Party manufacturer's site.

3.2.4. ASTRAZENECA further undertakes, upon having received written notice from TMC, for a period of three (3) months starting sixty
               (60) days upon ASTRAZENECA's receipt of such notice, to assist TMC, by telephone, e-mail or other appropriate means as agreed by the Parties, in TMC's discussions with Drug Product contractors in connection with the formulation program regarding the Product. The Parties agree, however, that TMC may not give such notice contemplated above in this Article 3.2.4 later than eight (8) months after the Effective Date.

3.2.5. ASTRAZENECA agrees to provide reasonable assistance to the Third Party manufacturer selected by TMC, by telephone, e-mail or other appropriate means as agreed by the Parties, in connection with the start-up of manufacturing operations for the Product for a period of twelve (12) months following commencement of process development by such contract manufacturer or fifteen (15) months after the Effective Date, whichever is the earliest to occur.

3.3.           DURATION OF AND COMPENSATION FOR ASSISTANCE BY ASTRAZENECA.

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                                                                              20

3.3.1. The Parties agree that any assistance to be provided by ASTRAZENECA under Articles 3.2 and 3.5.1 shall be given to an extent necessary and reasonable and shall be given only within the first [**] years after the Effective Date and shall not in total exceed [**] FTE Days. It is acknowledged that ASTRAZENECA may at its discretion carry out any such assistance for up to [**] percent ([**]%) of such [**] FTE Days by using Third Party consultants.

3.3.2. For any services or assistance performed by ASTRAZENECA pursuant to Articles 3.1.2 and 3.3.1, TMC shall reimburse ASTRAZENECA for ASTRAZENECA's out-of-pocket costs for such activities plus USD [**] ($[**]) per FTE Day. Should ASTRAZENECA use a Third Party consultant(s) for carrying out assistance for a certain FTE Day, or part thereof, then, for the avoidance of doubt, the FTE Day rate now stated shall apply thereon, and the out-of-pocket costs for consultants, if any, as indicated above in this paragraph, shall apply only to costs for consultants which would typically have been incurred should the assistance have been actually carried out by an employee(s) of ASTRAZENECA or its Affiliates.

3.3.3. ASTRAZENECA shall invoice TMC for all assistance during each relevant time period within thirty (30) days of the expiration of each calendar half-year.

3.4.           DEVELOPMENT OF PRODUCT.

3.4.1. TMC shall, subject to the obligations stated in this Article 3 and in Article 5, carry out the development work permitted hereunder within its sole discretion and at its own cost and expense.

3.4.2. TMC shall use Commercially Reasonable Efforts to develop Product up until the stage of Filing of an NDA in each country of the Territory.

3.5.           REGULATORY FILINGS.

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                                                                              21

3.5.1. TMC shall be responsible for the preparation, submission and prosecution of all Filings of an NDA in each country in which TMC, its Affiliates, sub-licensees or distributors will sell Product. TMC, its Affiliates, sub-licensees or distributors shall be the owner and party of record for all such filings, applications and approvals. ASTRAZENECA agrees to provide assistance requested by TMC as reasonably necessary for preparation and prosecution of such filings and applications in the European Union (it being contemplated that such filings and applications will be done by using the then most efficient centralised procedure for applying for and obtaining multi-country NDAs in the European Union (the "Procedure")), and in the United States. TMC shall reimburse ASTRAZENECA in accordance with Article 3.3 for any costs and expenses incurred in such assistance. TMC shall be responsible for any costs associated with preparation, submission and prosecution of all such Filing of an NDA and NDA Approvals required.

3.5.2. TMC shall, at its own expense, use Commercially Reasonable Efforts in Filing of an NDA and prosecution thereof and in obtaining NDA Approvals in its own name or in the name of its Affiliate(s), sub-licensee(s) or distributors in each country of the Territory.

3.5.3. Regarding any country in the European Union where TMC makes a Filing of an NDA, TMC shall for such purpose use the Procedure, unless TMC can clearly establish that Filing of an NDA regarding one or more separate countries within the European Union would be more advantageous to the Product from a regulatory or commercial perspective.

3.5.4. TMC shall promptly inform ASTRAZENECA in writing, and by facsimile in accordance with Article 17.4.2, of any Filing of an NDA and of any NDA Approval, and shall in immediate connection therewith provide ASTRAZENECA with a written summary of any such Filing of an NDA and NDA Approval, or with a copy thereof, whichever ASTRAZENECA may elect.

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                                                                              22

3.5.5. Following NDA Approval in a country of the Territory TMC shall use its Commercially Reasonable Efforts to Launch the Product in such country.

3.6.           MARKETING AND SALES OF PRODUCT.

3.6.1. Regarding any country of the Territory where the Product is Launched, TMC shall promptly inform ASTRAZENECA in writing of the occurrence of such Launch.

3.6.2. TMC shall, in each country of the Territory where the Product has been Launched, at its own expense, or the expense of its Affiliates, sub-licensees or distributors, use Commercially Reasonable Efforts to market and sell the Product.

3.6.3. For the avoidance of doubt, what is stated regarding the obligations of TMC in this Article 3 or elsewhere in this Agreement shall always be subject to what is stated in Articles
               2.2 and 2.3, such that any of TMC's obligations may be performed by one or more of TMC's Affiliates or sublicensees. Further, in accordance with what is stated in Article 2.4, any of TMC's obligations under this Article 3.6 and under Article 3.7 may be performed by one or more of TMC's distributors.

3.7. SPECIFIC TIME LIMITS FOR PERFORMANCE. Notwithstanding what is stated in Articles 3.4.2, 3.5.2, 3.5.5 and 3.6.2, and without limiting the general performance criteria stated therein, the following performance criteria stated in this Article 3.7 shall apply to the situations herein described.

3.7.1.         TIME LIMIT FOR ENTERING INTO PHASE III CLINICAL TRIALS.

               TMC shall no later than [**] have made the first dosing of a patient in a Phase III Clinical Trial regarding the Compound.

3.7.2.         TIME LIMIT FOR FILING OF AN NDA.

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                                                                              23

               a)   TMC shall no later than [**] have made a Filing of an NDA
                    [**].

               b) TMC shall no later than [**] or [**] after having made a Filing of an NDA in the United States, whichever is the earlier, have made a Filing of an NDA [**].

               c) TMC shall no later than [**] or [**] after having made the last Filing of an NDA under Article 3.7.2 (b), whichever is the earlier, have made a Filing of an NDA [**].

3.7.3. Notwithstanding what is stated in Article 3.7.2 c), TMC shall not be obligated to make a Filing of an NDA in [**] until the [**] patent application no. [**] is granted insofar it relates to the Compound to the extent licensed to TMC under this Agreement. For the avoidance of doubt, such exemption from those obligations now stated shall not relieve TMC from its obligations under Article 3.7.2 b).

3.7.4.         TIME LIMIT FOR LAUNCH OF THE PRODUCT

               TMC shall no later than [**] following NDA Approval in any Major Market Launch the Product in the Major Market in which such NDA Approval was obtained.

3.8.           REMEDY FOR FAILURE.

3.8.1.         NON-COMPLIANCE.

               Should TMC at any time not comply with the applicable criteria of performance as set forth in Articles 3.4.2, 3.5.2, 3.5.5, 3.6.2, 3.7.1, 3.7.2 or 3.7.4, then TMC shall promptly so notify ASTRAZENECA in writing.

               a) In case of non-compliance with the performance criteria set forth in Article 3.7.1, ASTRAZENECA shall have the right, by giving ninety (90) days written notice to TMC, to require the license granted

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

                                                                              24

                    hereunder to terminate regarding the Compound and the Product, subject to Article 3.8.2.

               b) In case of non-compliance with the performance criteria set forth in Articles 3.4.2, 3.5.2, 3.5.5, 3.6.2, 3.7.2 (a) or
                    3.7.4, ASTRAZENECA shall have the right, by giving ninety
                    (90) days written notice to TMC, to require the license granted hereunder to terminate regarding the Compound and the Product in the Major Market or other country concerned, subject to Article 3.8.2.

               c) In case of non-compliance with the performance criteria set forth in Article or 3.7.2 (b) or (c), ASTRAZENECA shall have the right, by giving ninety (90) days written notice to TMC, to require the license granted hereunder to terminate regarding the Compound and the Product in any Major Market(s) other than the Major Market(s) regarding which the performance criteria concerned was fulfilled (and, in the case of non-compliance with Article 3.7.2 (c), the Major Market(s) regarding which such criteria had been fulfilled under Article 3.7.2 (b) or that was exempted under Article 3.7.3), subject to Article 3.8.2.

               d) If ASTRAZENECA makes a request under (a), (b) or (c) above, and provided that TMC has not remedied the default concerned within the ninety-day period stated, then, provided that ASTRAZENECA notifies TMC in writing hereof within thirty
                    (30) days after the expiration of such ninety-day period, the license regarding the Compound and the Product shall terminate for the Major Market or other country contemplated by such notice and what is stated in Article 15.1 shall apply regarding such Major Market or other country, subject to Article 3.8.2.

3.8.2.         REASONABLE DELAY OR OTHER NON-COMPLIANCE.

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                                                                              25

               a) Should TMC upon receipt of notice from ASTRAZENECA according to Article 3.8.1 (a) through (c) be able to show that the delay or other non-compliance in the country(ies) concerned is justifiable from a clinical, scientific or regulatory perspective, then the Parties shall meet and consult whether the situation so occurred could be reasonably solved. Should the Parties, despite such consultations, not be able to find a mutually acceptable solution within three (3) months after having entered into such consultations, then ASTRAZENECA may terminate the license regarding the country(ies) concerned by giving TMC a notice of same in writing, whereupon the license regarding such country(ies) shall immediately terminate and what is stated in Article 15.1 shall apply regarding such country(ies).

               b) Should, following the initiation of the consultations pursuant to the first paragraph of this Article 3.8.2, either Party reasonably believe that a solution to the situation arisen may be solved through such consultations, but not within the initial three-month timeframe, then such Party may notify the other Party thereof; and the three-month period provided for in Article 3.8.2 a) shall be extended with a time-period as requested by such Party in such notice but with no more than three (3) months from the date of the notice.

3.9. The remedies stated in Article 3.8 shall be ASTRAZENECA's sole remedy in case of any failure by TMC to comply with what is stated in this Article 3.

4.             SUPPLY MATTERS

4.1. TRANSFER OF BULK COMPOUND TO TMC. ASTRAZENECA undertakes to supply to TMC [**] approximately [**] kilograms of bulk Compound no later than ninety (90) days after the Effective Date. The transport of such entire quantity of bulk Compound shall be entirely at TMC's risk and expense. It is explicitly understood that this quantity of Compound was

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                                                                              26

               manufactured by ASTRAZENECA at an earlier date, and was not made for the purpose of the supply now stated, and that ASTRAZENECA gives no guarantee whatsoever as to the characteristics of the Compound or the Compound's fitness for any particular purpose. It is explicitly understood and agreed by the Parties that ASTRAZENECA shall have no obligations whatsoever to transfer or supply, other than as explicitly provided under this Article 4.1, any quantity of Compound or Product to TMC.

4.2.           SUPPLY OF COMPOUND AND PRODUCT BY TMC.

4.2.1. TMC undertakes to supply ASTRAZENECA and/or any of its Affiliates, at TMC's [**] ASTRAZENECA's and/or its Affiliates entire need of Product for clinical trials, sale, promotion and marketing in the Excluded Countries, pursuant to the Supply Agreement between TMC and ASTRAZENECA, attached hereto, subject to what is stated in Article 4.2.3, as Schedule F. In addition ASTRAZENECA will reimburse TMC for costs specifically pertaining to the development of a formulation necessary only for the purpose of enabling ASTRAZENECA to obtain NDA Approval in one or more of the Excluded Countries.

4.2.2.         TMC further undertakes to supply ASTRAZENECA, subject to Article
               15.1 (i), at [**] and otherwise under terms to be as consistent as possible with those under the Supply Agreement, ASTRAZENECA's entire need of Product for clinical trials, sale, promotion and marketing in any country where the license granted under Article 2 has been terminated pursuant to Article 3.8; provided always that such TMC's obligation shall not become effective unless and until TMC has Launched the Product in at least one (1) country of the Territory.

4.2.3. The Supply Agreement has not been entered into on the Effective Date due to the Parties' desire to expeditiously enter into this Agreement, not delaying such procedure by awaiting the completion of the Supply Agreement. The parties acknowledge the substantial need for

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                                                                              27

               ASTRAZENECA to rely on TMC for its supply of the Product for the countries mentioned in Articles 4.2.1 and 4.2.2 and that entering into the Supply Agreement is a substantial prerequisite for ASTRAZENECA entering into this Agreement. Should regardless hereof the Supply Agreement not have been concluded within six
               (6) months of the Effective Date for other reasons than ASTRAZENECA's lack of good faith in conducting such negotiations or unnecessary delays caused by ASTRAZENECA, then ASTRAZENECA shall have the right to terminate this Agreement forthwith by giving written notice to TMC.

5.             EXCHANGE OF INFORMATION

5.1. OBLIGATION OF TMC TO SHARE INFORMATION. In addition to the obligations specifically requiring TMC to inform ASTRAZENECA regarding particular events, TMC undertakes to keep ASTRAZENECA informed about the progress of the development work regarding the Compound hereunder. For this purpose:

5.1.1. the Parties will, up until the date when Filing of an NDA has been made in the last Major Market, meet at least once a year to review TMC's progress and efforts in the development work contemplated herein. Such meeting will take place on a location to be agreed by the Parties, or, should the Parties not be able to agree, alternately with each Party at a site to be determined by the Party hosting the meeting. In advance of such meeting, TMC will provide ASTRAZENECA a reasonable written summary of such development work, including, without limitation, summaries of protocol designs of any clinical trials conducted or to be conducted, any changes to same and any Results developed during the period concerned;

5.1.2. TMC shall further in advance of such meeting provide ASTRAZENECA in writing a timetable for the expected Filings of an NDA, expected NDA Approvals and expected Launches during the one-year period, or other shorter applicable period, to come. In connection therewith TMC shall

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                                                                              28

               provide to ASTRAZENECA in writing, for the same period of time, a non-binding marketing plan and sales forecast for the Product in any Major Market where the Product by that time has been Launched or is expected to be Launched during the applicable period immediately to come;

5.1.3. TMC shall notify ASTRAZENECA forthwith and provide particulars of any halt or substantial delay in any development program or clinical trial, any obstacles in the Product reaching the market and any substantial changes anticipated in the sales potential of the Product;

5.1.4. TMC shall notify ASTRAZENECA forthwith regarding, and provide copies of, any correspondence with the regulatory authorities in the Territory that could reasonably be of any significance regarding the possibility, time frame or scope of any Filing of an NDA or any NDA Approval.

5.2. OBLIGATION OF ASTRAZENECA TO SHARE INFORMATION. ASTRAZENECA shall keep TMC informed about the progress of the clinical trials, sale, promotion and marketing of Product in any country in which ASTRAZENECA has rights to sell Product. For this purpose:

5.2.1. ASTRAZENECA shall at least once each year provide TMC in writing a timetable for the expected Filings of an NDA, expected NDA Approvals and expected Launches during the one-year period to come.

5.2.2. ASTRAZENECA shall notify TMC forthwith regarding, and provide copies of, any correspondence with the regulatory authorities in any Major Market that could reasonably be of any significance regarding the possibility, time frame or scope of any Filing of an NDA or any NDA Approval by TMC in any country for which TMC has yet to file an NDA or receive NDA Approval.

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6.             CONSIDERATION

In consideration of the rights granted hereunder TMC shall pay to ASTRAZENECA the remuneration stated in this Article 6.

6.1.           MILESTONE PAYMENTS.

6.1.1. Within thirty (30) days after the Effective Date TMC shall pay to ASTRAZENECA the amount of USD [**] ($[**]).

6.1.2. Within thirty (30) days of TMC's receipt of NDA Approval in the first Major Market TMC shall pay to ASTRAZENECA the amount of USD [**] ($[**]).

6.1.3. Within thirty (30) days of TMC's receipt of NDA Approval in the second Major Market, TMC shall pay to ASTRAZENECA the amount of USD [**] ($[**]).

6.2.           ROYALTY RATE.

6.2.1. Following Launch of the Product, on a country-by-country basis for the period set out in Article 6.4, TMC shall pay to ASTRAZENECA, subject to what is stated in Articles 6.2.2 and 6.2.3, a running royalty on the annual Net Sales of the Product in the Territory as follows:

                   Annual Net Sales in the Territory            Royalty Rate
               a)   up to USD [**]                         [**] percent ([**]%)
                    ($ [**])

               b)   above USD [**]                         [**] percent ([**]%)
                    ($ [**]) and up to USD [**]
                     ($[**])

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                                                                              30

               c)   above USD [**]                         [**] percent ([**]%)
                    ($ [**]) and up to USD [**]
                    ($ [**])

               d)   above USD [**]                         [**] percent ([**]%)
                    ($ [**]) and up to USD [**]
                    ($ [**])

               e)   above USD [**]                         [**] percent ([**]%)
                    ($ [**])

               The relevant royalty rate so stated shall apply to the amount of annual Net Sales within the applicable layer only.

               For convenience of example only and without limiting the above, the royalty rate of [**]% shall apply to the amount of annual Net Sales under $ [**] and should the annual Net Sales exceed $ [**] then the royalty rate of [**]% shall apply only to the amount of annual Net Sales exceeding $ [**] (and up to $ [**]).

6.2.2. Notwithstanding the royalty rates set forth in Article 6.2.1, the running royalty rate on the Net Sales of the Product during the time period starting on the Effective Date and ending on the date which is one (1) year after the date of the Launch of the Product in the first country in which the Product is Launched, shall be reduced to [**] percent ([**]%) of the rate otherwise stated in
               Article 6.2.1.

6.2.3. In the event that in a country in the Territory ASTRAZENECA receives NDA Approval of an [**] Product, and TMC's Net Sales in such country for a certain Subsequent Quarter is less than TMC's Net Sales in such country in the Baseline Quarter for such country, the royalty payable to ASTRAZENECA by TMC under Article
               6.2.1 with respect to Net Sales in such country in the Subsequent Quarter concerned shall be reduced by (i), if such reduction in Net Sales is [**] percent ([**]%) or less compared to the

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                                                                              31

               Net Sales in the Baseline Quarter for such country, a percentage equal to such reduction in Net Sales expressed in percent, or
               (ii), if such reduction in Net Sales exceeds [**] percent ([**]%) compared to the Net Sales in the Baseline Quarter for such country, [**] percent ([**]%). The calculation of the reduction in Net Sales under this Article 6.2.3 shall, in case Net Sales in such country is not denominated in USD, be conducted in local currency. The percentage of each Net Sales reduction contemplated in this Article 6.2.3 shall be determined by the fraction (A-B)/A multiplied by 100 where A is TMC's Net Sales during the Baseline Quarter and B is TMC's Net Sales during the Subsequent Quarter concerned.

               The definition "NDA Approval" shall, for the purpose of this
               Article 6.2.3 (and Articles 1.10 and 1.43) only, be deemed to refer to [**] Product instead of Product.

               For convenience of example only and without limiting the above standing, the following calculation shows the application of the provision stated.

               a) If TMC's Net Sales in country A are $[**] in the Baseline Quarter for such country and $[**] in a Subsequent Quarter the reduction of the royalty payable to ASTRAZENECA would be determined as follows.


                    The reduction in Net Sales is [**]% (($ [**]) /
                    $ [**] = [**]%) and hence the royalty payable to ASTRAZENECA with respect to Net Sales in country A in the Subsequent Quarter concerned shall be reduced by [**]%.

               b) If TMC's Net Sales in country A are $[**] in the Baseline Quarter for such country and $[**] in a Subsequent Quarter the reduction of the royalty payable to ASTRAZENECA would be determined as follows.

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                                                                              32

                    The reduction in Net Sales is [**]% (($[**]) / $ [**]= [**]%) and hence the royalty payable to ASTRAZENECA with respect to Net Sales in country A in the Subsequent Quarter concerned shall be reduced by [**]%.


               For the purpose of determining what royalty rate to apply with respect to Net Sales in one specific country, the following shall apply.


               The applicable royalty rate under each of items (a) through (e) of Article 6.2.1 shall apply to TMC's Net Sales in one specific country exceeding the amount "C" in the following formula.

                                    TA   x   NS   =   C
                                             --
                                            aNS


               where "NS" is TMC's Net Sales in the specific country during the calendar year concerned; and where "aNS" is TMC's annual Net Sales in the Territory during such calendar year; and where "TA" is the applicable "threshold amount" under the respective items
               (a) through (e) of Article 6.2.1.

6.2.4. For the purpose of Article 6.2.1 the term "annual" shall refer to calendar years, provided, however, that for the purpose of determining what royalty rates to apply during the first or last calendar year of the royalty payment period pursuant to Article 6.4, which parts may not constitute a full calendar year, the following shall apply.

               a)   The applicable royalty rate under each of items (a) through
                    (e) of Article 6.2.1, subject to what is stated in Article
                    6.2.2 and 6.2.3, shall apply to the Net Sales exceeding the amount "A" in the following formula.

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                                                                              33

                                    TA     x    NM    =     A
                                                --
                                                12

                    where "NM" is the "number of full months" of sales attracting royalty hereunder, regardless of the number of countries in which sales are being made, during the calendar year concerned; and where "TA" is the applicable "threshold amount" under the respective items (a) through (e) of
                    Article 6.2.1.

               b) For convenience of example only and without limiting the above standing, the following calculation shows the application of the provision stated.

                    If Launch occurs in the first country three months before the end of the calendar year, and Net Sales in such three month period are $ [**], royalties payable would be determined as follows:
                    (i) the [**]% royalty rate under 6.2.1(a) would apply to the first $ [**]of Net Sales ($[**]); and
                    (ii) the [**]% royalty rate under 6.2.1(b) would apply to
                         Net Sales above $ [**] ($[**]).
                    The foregoing notwithstanding, as this example is with respect to sales in the year of first Launch, the above stated royalty rates would be reduced by [**] percent ([**]%) pursuant to Article 6.2.2.

6.3. MINIMUM ROYALTY. Notwithstanding what is stated in Article 6.2, during the second through fourth full calendar years following Launch in the first Major Market, the aggregate annual royalty amount due by TMC to ASTRAZENECA for sales of the Product shall, regardless of the actual Net Sales amount accrued during such calendar year, not go below the following amounts during the years specified:

6.3.1.         Second full calendar year following Launch: USD [**]
               ($[**]);

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                                                                              34

6.3.2.         Third full calendar year following Launch: USD [**] ($[**])

6.3.3.         Fourth full calendar year following Launch: USD [**] ($[**])

6.3.4. Should the Net Sales by TMC for any calendar year not generate the relevant royalty amount indicated under this Article 6.3, then TMC shall pay the difference between the minimum royalty amount stated and the amount actually generated within thirty
               (30) days after the date when the royalty payment for the last full quarter of the calendar year concerned is due according to
               Article 6.5.1.

6.4.           DURATION OF ROYALTY PAYMENTS.

               Royalties under Article 6.2 shall be payable on a country by country basis for the longer of :

               a) the life of ASTRAZENECA Patent Rights which are necessary to continue to manufacture, use or sell the Product in such country; or

               b) a period of [**] years from Launch in that country (provided always that, in the case of a country within the European Economic Area, such [**] year period shall run from the date of Launch anywhere in the European Economic
                    Area).

6.5.           REPORTS.

6.5.1. TMC shall deliver to ASTRAZENECA within sixty (60) days after the end of each Quarter, a written report showing its computation of the remuneration due to ASTRAZENECA under this Agreement during such Quarter including (i) the quantity of the Product sold by or on behalf of TMC during such Quarter; and (ii) the total remuneration due in respect thereof; and TMC shall at the same time make the payment of the remuneration due. Any payment to be made hereunder shall be made in U.S. Dollars. Each such report mentioned in this Article 6.5.1 shall include the

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                                                                              35

               rates of exchange used for conversion to U.S. Dollars from the currency in which such sales were made.

6.5.2. In the event that ASTRAZENECA, its Affiliates or sublicensees sells Product pursuant to Article 2.7.3, then ASTRAZENECA shall deliver to TMC within sixty (60) days after the end of each Quarter, a written report showing its computation of the remuneration due to TMC under this Agreement during such Quarter including (i) the quantity of the Product sold by or on behalf of ASTRAZENECA during such Quarter; and (ii) the total remuneration due in respect thereof and at the same time make the payment of the remuneration due. Any payment to be made hereunder shall be made in U.S. Dollars. Each such report mentioned in this Article
               6.5.2 shall include the rates of exchange used for conversion to U.S. Dollars from the currency in which such sales were made.

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                                                                              36

6.6.           TAXES.

6.6.1. The payments to be made hereunder by either Party shall be net payments i.e. without deduction of any bank or transfer charges.

6.6.2. ASTRAZENECA shall pay any and all taxes levied on account of, or measured exclusively by, all payments it receives under this Agreement. Amounts payable from TMC to ASTRAZENECA under this Agreement shall be paid by TMC without deduction for any tax, provided however that TMC may withhold income tax as required by internal laws of any applicable jurisdiction. In the case of such withholding being applicable, ASTRAZENECA may apply for the reduction of rate of withholding tax (including under the U.S./Sweden tax treaty) with the assistance of TMC and provided evidence of acceptance of this claim is submitted to TMC, TMC shall apply this rate accordingly. If applicable laws require that taxes be withheld, TMC will deduct those taxes from the remittable payments, make timely payment of the taxes to the proper taxing authority and send proof of such payment to ASTRAZENECA within sixty (60) days following that payment.

6.6.3. TMC shall pay any and all taxes levied on account of, or measured exclusively by, all payments it receives under this Agreement. Amounts payable from ASTRAZENECA to TMC under this Agreement shall be paid by ASTRAZENECA without deduction for any tax, provided however that ASTRAZENECA may withhold income tax as required by internal laws of any applicable jurisdiction. In the case of such withholding being applicable, TMC may apply for the reduction of rate of withholding tax (including under the U.S./Sweden tax treaty) with the assistance of ASTRAZENECA and provided evidence of acceptance of this claim is submitted to ASTRAZENECA, ASTRAZENECA shall apply this rate accordingly. If applicable laws require that taxes be withheld, ASTRAZENECA will deduct those taxes from the remittable payments,

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

                                                                              37

               make timely payment of the taxes to the proper taxing authority and send proof of such payment to TMC within sixty (60) days following that payment.

6.6.4. For the avoidance of doubt, TMC shall be responsible and liable for all import duties and levies payable on bulk Compound imported to the US and to all related import clearance requirements. The value for customs purposes of this material provided free of charge should be the manufacturing cost to ASTRAZENECA.

6.6.5. The parties shall cooperate fully to ensure that where legally possible no import duties are paid by TMC in respect of Product supplied to ASTRAZENECA for sale in the Excluded Countries.

6.6.6. All payments under this Agreement shall be exclusive of Value Added Tax where applicable.

6.7. EXCHANGE RATES. For the purpose hereof, the rate of exchange to be used for conversion hereunder to U.S. Dollars shall be the average rate of exchange for the period to which the payment relates, as published by the Wall Street Journal.

6.8. BOOKS AND AUDIT. Each Party shall keep complete and accurate books and records with respect to its sale of the Product and remuneration payable hereunder. Each Party shall have the right to have such pertinent books and records of the other Party inspected and examined once each calendar year for the purpose of determining the accuracy of payments made hereunder. Such inspection and examination shall be conducted by an independent, certified, public accountant selected by the Party requesting such examination. Such accountant shall not disclose to such Party any information except for information necessary to verify the accuracy of the records and payments made pursuant to this Agreement. The charges of the independent, certified, public accountant shall be paid by the Party

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                                                                              38

               requesting examination except if the payments pursuant to this Agreement have been understated by more than five percent (5%) in which case the Party who has underpaid will bear the cost and pay the shortfall in payment pursuant to this Agreement with interest to the other Party. Should instead the payments have been overstated the Party who has overpaid may deduct any such amount from the royalty payments due hereunder until such amount has been recovered by such Party.

6.9.           WIRE TRANSFER INSTRUCTIONS.

6.9.1. Unless otherwise instructed by ASTRAZENECA, all payments by TMC hereunder shall be made from the United States by wire transfer in the requisite amount to the following account of ASTRAZENECA.

               Bank Name:   AstraZeneca AB
               Account No:  [**]
               Bank:        [**]
               Swift:       [**]
               Corr bank:   [**]

6.9.2. Unless otherwise instructed by TMC, all payments by ASTRAZENECA hereunder shall be made from Sweden by wire transfer in the requisite amount to the following account of TMC.

               Bank Name:   Comerica Bank - California
               Account No:  [**]
               Bank Code:   121137522

6.10. INTEREST. If any sum payable pursuant to this Agreement shall not have been paid to a Party by the due date then (without prejudice to any other claim or remedy of such Party) the Party owing such sum shall pay interest thereon to the other Party at an annual rate of LIBOR + three percent (3%) from

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

                                                                              39

               time to time published in respect of the period starting on the due date of payment and ending on the actual date of payment.

               "LIBOR" shall mean the thirty (30) days U.S. Dollar BBA London Interbank Offered Rate as published by Reuter.

7.             INTELLECTUAL PROPERTY - PROSECUTION AND MAINTENANCE

7.1. Any and all ASTRAZENECA IP vested in ASTRAZENECA and/or its Affiliates shall as between ASTRAZENECA and TMC remain vested in ASTRAZENECA and/or its Affiliates.

7.2. Any and all TMC IP vested in TMC shall as between TMC and ASTRAZENECA remain vested in TMC.

7.3. ASTRAZENECA or its agent shall, during the term of this Agreement be responsible for the filing, prosecution and maintenance of the ASTRAZENECA Patent Rights (including, without limitation, subject to Article 7.7, patent term extension rights).

               TMC shall reimburse ASTRAZENECA or its agent for any out-of-pocket expenses (including fees to outside counsel and consultants) incurred by ASTRAZENECA or its agent in relation to any action taken by ASTRAZENECA or its agent pursuant to this
               Article 7.3.

7.4. TMC shall have the right to give comments and recommendations as to the overall strategy regarding the filing, prosecution and maintenance of the ASTRAZENECA Patent Rights; and before taking any significant step in the filing or prosecution of the ASTRAZENECA Patent Rights, ASTRAZENECA or its agent shall allow TMC to comment on the action proposed to be taken and ASTRAZENECA or its agent shall consider any such comments. For purposes of this Article 7.4 only, significant step means the filing of a dependent application (including but not limited to divisional

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                                                                              40

               or continuation applications); filing for patent term extension; or any step taken during an appeal, re-examination, re-issue or opposition procedure, provided, however, that no such action now mentioned is a response to an office action. Notwithstanding the foregoing, ASTRAZENECA or its agent may, at its own discretion, ask for TMC's input in relation to such office action.

7.5. In the event that ASTRAZENECA should decide to permit any pending patent application or any patent included in the ASTRAZENECA Patent Rights to lapse by any action, inaction or failure to take any action or to pay any fee when due, ASTRAZENECA or its agent shall promptly inform TMC of such decision, but no later than thirty (30) days prior to the date by which such action, inaction or failure to pay will result in lapse of the patent application or the patent, provided that such period is available to ASTRAZENECA, so that TMC might, for the avoidance of doubt at TMC's expense, seek such patent protection or prevent any such lapse.

7.6. ASTRAZENECA shall not be liable to TMC in contract, tort, negligence, breach of statutory duty or otherwise for any economic loss or other loss of turnover, profits, savings, business or goodwill or any loss, damage, costs or expenses of any nature whatsoever incurred or suffered by TMC because of ASTRAZENECA's or its agent's actions pursuant to or as a consequence of Articles 7.3 and 7.4.

7.7. Should ASTRAZENECA not be able to lawfully apply for patent term extensions, including, but not limited to, Supplementary Protection Certificates, relating to the ASTRAZENECA Patent Rights in the Territory in its own name, or should ASTRAZENECA otherwise require, TMC shall co-operate with ASTRAZENECA or its agent in any issue regarding the gaining of such patent term extension by assisting ASTRAZENECA or its agent with any actions or documents needed for such purpose.

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               Should in any country in the Territory any decision have to be made as to what product, claim or otherwise to apply for such patent term extension regarding, then ASTRAZENECA or its agent shall have the right to make such decision at its own reasonable discretion and provided that ASTRAZENECA or its agent shall allow TMC to comment on the action proposed to be taken and ASTRAZENECA or its agent shall consider any such comments.

7.8. RIGHTS TO THE RESULTS. Any patents and other intellectual property rights, information, ideas, knowledge, data or know-how relating solely to the Compound and/or the Product and that;

               (i)  relate solely to an intravenous route of administration; and

               (ii) do not have [**]; and

               (iii)do not relate to any formulation or product which contain(s)
                    both the Compound and one or more [**]as active ingredients, whether or not such formulation or product contain(s) active ingredients in addition to the Compound and the [**]

               developed during the term of this Agreement (hereinafter referred to as "Result(s)") shall as between TMC and ASTRAZENECA be TMC IP and the sole property of TMC. TMC shall have the sole management of, and shall bear the cost of, any Results. ASTRAZENECA shall be given the reasonable opportunity to comment on important aspects of the prosecution of any patent applications, and shall use its reasonable endeavours to assist TMC in the prosecution of any patent applications.

               Any patents and other intellectual property rights, information, ideas, knowledge, data or know-how falling outside any or all of
               (i) through (iii) above in this Article 7.8 and relating to the Compound and/or the Product

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                                                                              42

               shall, as between TMC and ASTRAZENECA, be the sole property of ASTRAZENECA.

8.             CLAIMS REGARDING INFRINGEMENT AND INVALIDITY

8.1. NOTIFICATION OF CLAIM. If a Third Party notifies ASTRAZENECA or TMC, or their respective Affiliates or sub-licensees, that any act by TMC, or its Affiliates or sub-licensees, utilizing the ASTRAZENECA IP allegedly infringes in the Territory any Patent Rights or other intellectual property rights owned by or licensed to the Third Party, ASTRAZENECA or TMC shall promptly notify the other in writing.

8.2.           DEFENCE OF CLAIMED INFRINGEMENT.

8.2.1. ASTRAZENECA shall have no obligation to defend or settle any claim by a Third Party that the manufacture, sale or other use of the Product by TMC resulting from the use or exercise of the license granted hereunder under the ASTRAZENECA IP infringes any Patent Rights or other intellectual property rights owned by or licensed to a Third Party, subject to the provisions of Article 10.

8.2.2. If a Third Party makes an infringement claim or files an infringement action against ASTRAZENECA, its Affiliates or sub-licensees, or TMC, its Affiliates or sub-licensees, arising out of TMC's, its Affiliates' or sub-licensees' manufacture, sale or other use of the Product in the Territory, or if a Third Party challenges any of the ASTRAZENECA IP, then TMC shall defend or settle the claim or action at its expense, subject to the provisions of Article 10.

8.2.3.         ASTRAZENECA may join such proceedings mentioned under sub-section
               8.2.2 voluntarily, subject always to TMC's, its Affiliates' or sub-licensees' right to decide the conduct over such litigation. Any such joining of the proceedings shall be at ASTRAZENECA's cost and expense.

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               ASTRAZENECA shall for such purpose have the right to
               independently retain legal counsel and consultants, at its sole cost and expense.

8.2.4. It is understood between the Parties that any proposed settlement will be subject to ASTRAZENECA's prior written approval, which approval shall not be unreasonably withheld. Such approval might be withheld primarily on the grounds that ASTRAZENECA reasonably determines that the settlement proposed is overly burdensome, financially or strategically, to ASTRAZENECA or that ASTRAZENECA intends to continue such defence itself.

               Should ASTRAZENECA withhold such approval, then ASTRAZENECA shall have the right, but not the obligation other than in the case that ASTRAZENECA has announced to TMC its intention to continue such defence itself, to continue the defence of the claim or action at its own expense. In such case TMC, its Affiliates or sub-licensees shall, at ASTRAZENECA's request and at ASTRAZENECA's expense for TMC's, its Affiliates' or sub-licensees' costs and expenses, assist in the prosecution of such action, including, but not limited to, consenting to being joined in such action as a voluntary defendant.

8.2.5. Should TMC reasonably believe that the Third Party rights contemplated by Article 8.2.1 are valid in a certain country(ies) and that infringement is likely to be occurring in such country(ies), TMC may seek and enter into a licence thereto from such Third Party on appropriate commercial terms, whereby any remuneration and any costs and expenses (including but not limited to reasonable external legal costs) for such license shall be [**] between TMC and ASTRAZENECA according to the following.

               TMC may deduct an amount equivalent to [**] percent ([**]%) of TMC's payments to such Third Party pursuant to such arrangement as indicated in the first paragraph of this Article 8.2.5 from the royalty payments to be made by TMC to ASTRAZENECA on the Net Sales in the country

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               concerned pursuant to Article 6.2 to cover ASTRAZENECA's
               obligation to carry [**] percent ([**]%) of such payments and costs. This deduction shall be subject to the proviso that the royalty payments due to ASTRAZENECA shall not be reduced in total by more than [**] percent ([**]%) in any calendar year, and any residue not offset may be carried forward by TMC until such time as it has recovered ASTRAZENECA's [**] per cent ([**]%) share of such costs and expenses, or until the royalty payment obligations of TMC hereunder expire, whichever is the earlier.

8.3. THIRD PARTY INFRINGEMENT. If a Third Party shall, in the reasonable opinion of either Party, infringe any ASTRAZENECA Patent Rights in the Territory, then the Party having such opinion shall promptly notify the other Party.

8.3.1. Further, each Party shall within five (5) working days or as soon as reasonably possible thereafter advise the other Party of receipt of any notice of:

               a) any certification filed under the U.S. "Drug Price Competition and Patent Term Restoration Act of 1984" ("ANDA Act"), claiming that any ASTRAZENECA Patent Rights are invalid or claiming that the ASTRAZENECA Patent Rights will not be infringed by the manufacture, use or sale of a product for which an application under the ANDA Act is filed or;

               b) any equivalent or similar certification or notice in any other jurisdiction.

8.3.2. TMC, its Affiliates or sub-licensees shall have the initial sole right to commence an action for infringement in the Territory against the Third Party, in its own name, together with the right to enforce and collect any judgement thereon. ASTRAZENECA may join such proceedings voluntarily, subject always to TMC's, its Affiliates' or sub-licensees' right to decide the conduct of such litigation. Any such joining of the proceedings

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               shall be at ASTRAZENECA's cost and expense. ASTRAZENECA shall for such purpose have the right to independently retain legal counsel and consultants, at its sole cost and expense.

8.3.3. Any monetary recovery (whether by settlement or judgement) in connection with an infringement action commenced by TMC, its Affiliates or sub-licensees shall be applied first to reimburse TMC, its Affiliates or sub-licensees for their out-of-pocket expenses (including reasonable attorneys fees) incurred in prosecuting such action and the expenses of ASTRAZENECA borne by TMC hereunder. Any balance remaining shall be allocated among ASTRAZENECA and TMC in a manner reasonably calculated to correspond to the distribution of profits, in accordance with what would normally be provided for under this Agreement, on the sales of Product to which such recovery pertains.

8.3.4. Should neither TMC, nor its Affiliates or sub-licensees, take appropriate and diligent action with respect to any such infringement or challenge as contemplated in this Article 8.3 within forty-five (45) days, or, in the case of a certification filed under the ANDA Act or similar certification or notice as contemplated under Article 8.3.1, within twenty (20) days, after receiving notice of any infringement or possible infringement or challenge, then ASTRAZENECA shall have the right, but not the obligation, to take such action, at its own expense, in its own name, and the right to enforce and collect any judgement thereon.

               a) Should ASTRAZENECA elect to take such action, then TMC, its Affiliates or sub-licensees, shall, at ASTRAZENECA's request and at ASTRAZENECA's expense for TMC's, its Affiliates' or sub-licensees', costs and expenses, assist in the prosecution of such action, including, but not limited to, consenting to being joined in such action as a voluntary plaintiff.

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               b)   If the recovery of such action as contemplated in this
                    Article 8.3.4 exceeds ASTRAZENECA's out-of-pocket expenses (including reasonable attorneys fees) for prosecuting the action, then such excess recovery shall be shared by the Parties on a [**].

8.3.5. ASTRAZENECA, its Affiliates or sub-licensees shall have the sole right to commence an action for infringement of the ASTRAZENECA IP in the Excluded Countries or in any other country in which the license granted to TMC hereunder has reverted to ASTRAZENECA pursuant to Article 3.8 against the Third Party, in its own name, together with the right to enforce and collect any judgement thereon. TMC may join such proceedings voluntarily, subject always to ASTRAZENECA's, its Affiliates' or sub-licensees' right to decide the conduct of such litigation. Any such joining of the proceedings shall be at TMC's cost and expense. TMC shall for such purpose have the right to independently retain legal counsel and consultants, at its sole cost and expense. Any monetary recovery (whether by settlement or judgement) in connection with an infringement action commenced by ASTRAZENECA under this
               Article 8.3.5 shall be retained by ASTRAZENECA.

9.             TRADEMARK

9.1. TMC shall select a trademark to use in connection with the sales, marketing and distribution of the Product and shall be the owner and party of record of such trademark (the "TMC Trademark"). TMC shall have sole responsibility for clearance and registration of said TMC Trademark. TMC shall be responsible for all decisions and costs relating to selection, clearance, registration, defence and maintenance of the TMC Trademark.

9.2. TMC undertakes, should ASTRAZENECA so require in writing, to mention on all packages, package inserts and promotional and advertising materials for the Product "Licensed from AstraZeneca AB" or the equivalent wording in the major language(s) of the country in which the Product is sold, or,

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               should legal, regulatory or similar reasons prevent the use of that wording, such other wording as close as possible to the wording herein stated.

10.            INDEMNITY

10.1.          INDEMNITY BY TMC.

10.1.1. TMC shall be responsible for and shall indemnify ASTRAZENECA, its Affiliates and its and its Affiliates' directors, officers, other employees, agents and consultants (collectively the "ASTRAZENECA Indemnified Party") against any and all liability, loss, damage, cost and expense (including legal costs) incurred or suffered by the ASTRAZENECA Indemnified Party as a result of any claim brought against an ASTRAZENECA Indemnified Party by a Third Party
               (i) arising out of the testing, manufacture, sale, use or promotion by TMC, its Affiliates or sub-licensees of any Compound or Product hereunder; (ii) arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty or strict liability) based on Compounds or Products developed by TMC hereunder; or (iii) arising out of any other activities to be carried out by TMC, its Affiliates or sub-licensees pursuant to this Agreement to the extent not included in (i) and (ii) above, except where such liability, loss, damage, cost and expense has been incurred or suffered as a result of a material breach of ASTRAZENECA's representations, warranties or obligations under this Agreement or by gross negligence or misconduct on the part of ASTRAZENECA.

10.1.2. An ASTRAZENECA Indemnified Party that intends to claim indemnification under Article 10.1.1 shall notify TMC promptly of any such liability, loss, damage, cost or expense and permit TMC to control the defence and disposition thereof and further agrees to reasonably cooperate at TMC's expense with TMC in the handling thereof. The ASTRAZENECA Indemnified Party shall not compromise or settle such claim. TMC agrees to keep ASTRAZENECA informed of the progress in the defence and

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               disputation of such claims and to consult with ASTRAZENECA with regard to any settlement thereof which TMC proposes to enter into and will provide ASTRAZENECA with suitable information regarding the same.

10.1.3. TMC will maintain appropriate liability insurance against such product and other liability as contemplated under Article 10.1.1 at levels appropriate for products and activities of the relevant type.

10.2.          INDEMNITY BY ASTRAZENECA.

10.2.1. ASTRAZENECA shall be responsible for and shall indemnify TMC, its Affiliates and its and its Affiliates' directors, officers, other employees, agents and consultants (collectively the "TMC Indemnified Party") against any and all liability, loss, damage, cost and expense (including legal costs) incurred or suffered by the TMC Indemnified Party as a result of any claim brought against the TMC Indemnified Party by a Third Party (i) arising out of the testing, manufacture, sale, use or promotion by ASTRAZENECA, its Affiliates or sub-licensees, of any Compound or Product hereunder; (ii) arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty or strict liability) based on Compounds or Products sold by ASTRAZENECA hereunder; or (iii) which arises as a result of a material breach of ASTRAZENECA's representations, warranties or obligations under this Agreement, except where such liability, loss, damage, cost and expense has been incurred or suffered as a result of a material breach of TMC's representations, warranties or obligations under this Agreement or by gross negligence or misconduct on the part of TMC.

10.2.2. A TMC Indemnified Party that intends to claim indemnification under Article 10.2.1 shall notify ASTRAZENECA promptly of any such liability, loss, damage, cost and expense and permit ASTRAZENECA to control the defence and disposition thereof and further agrees to reasonably cooperate at ASTRAZENECA's expense with ASTRAZENECA in the handling thereof. The TMC Indemnified Party shall not compromise or settle such

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                                                                              49

               claim. ASTRAZENECA agrees to keep TMC informed of the progress in the defence and disputation of such claims and to consult with TMC with regard to any settlement thereof which ASTRAZENECA proposes to enter into and will provide TMC with suitable information regarding the same.

10.2.3. ASTRAZENECA will either maintain appropriate liability insurance or be self insured against such liability as contemplated under
               Article 10.2.1.

11.            CONFIDENTIALITY

11.1. CONFIDENTIAL INFORMATION. At all times during the term of this Agreement and for a period of five (5) years following termination or expiration hereof, each Party shall, and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose and not use, directly or indirectly, for any purpose, any Confidential Information provided to it by the other Party, PROVIDED, THAT, each Party may disclose and use the Confidential Information of the other Party to the extent such disclosure or use is expressly permitted by the terms of this Agreement, including without limitation those purposes set forth in Article 11.2, or is otherwise reasonably necessary for the performance of this Agreement.

11.2. PERMITTED USE AND DISCLOSURE. The Receiving Party may use and/or disclose Confidential Information to the extent that such disclosure is:

11.2.1. made in response to a valid order of a court of competent jurisdiction or other competent authority provided however that the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or authority or, if disclosed, be used only for the purpose for which the order was issued; and provided further that if a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to

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               that information which is legally required to be disclosed in response to such court or governmental order;

11.2.2. made by the Receiving Party to a regulatory authority as required in connection with any Filing of an NDA; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

11.2.3. made by the Receiving Party to a patent authority as required in connection with any filing or application for Patent Rights; or

11.2.4. made by the Receiving Party to Third Parties as may be necessary or useful in connection with the development, manufacturing, marketing, use and sale of the Compound, Drug Product or the Product as contemplated by this Agreement, including subcontracting, sublicensing and distribution transactions in connection therewith, provided that any such Third Party has undertaken confidentiality and non-use obligations in all material respects equal to those undertaken by the Receiving Party hereunder with respect to the Confidential Information disclosed by the Receiving Party to it and the results of any such activities.

11.3. RELEASE FROM RESTRICTIONS. Notwithstanding the foregoing, Confidential Information shall not include any information that, as determined by competent written proof:

11.3.1. is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the Receiving Party;

11.3.2. can be demonstrated by documentation or other competent proof to have been in the Receiving Party's possession prior to disclosure by the Disclosing Party;

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11.3.3.        is subsequently received by the Receiving Party from a Third
               Party who is not bound by any obligation of confidentiality with respect to the said information;

11.3.4. is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

11.3.5. is independently developed by or for the Receiving Party without reference to the Disclosing Party's Confidential Information.

12.            ADVERSE EVENTS

12.1.          REPORTING OF ADVERSE EVENTS.

12.1.1. TMC shall be fully responsible for reporting to the relevant regulatory or other competent authorities in the Territory any Adverse Event(s) which are or might be attributed to the use or application of the Compound or the Product. At ASTRAZENECA's request in writing TMC shall inform ASTRAZENECA of any such Adverse Event in the country(ies) contemplated, and during the time period contemplated, by such notice.

12.1.2. ASTRAZENECA shall be fully responsible for reporting to the relevant regulatory or other competent authorities in any country outside the Territory or for which the license to TMC hereunder has been terminated any Adverse Event(s) which are or might be attributed to the use or application of the Compound or the Product. At TMC's request in writing ASTRAZENECA shall inform TMC of any Adverse Event in the country(ies) contemplated, and during the time period contemplated, by such notice. For the avoidance of doubt ASTRAZENECA may appoint any Affiliate(s) or sub-licensee(s) carrying out the marketing of the Product in the country concerned to fulfil any such obligation as stated hereunder.

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12.2.          Without limiting what is stated in Article 12.1, the Parties shall at an appropriate point of time during development of the Product jointly establish any such Adverse Event reporting procedures, including, but not limited to, any agreement regarding safety data exchange, as may be required or useful.

13.            REPRESENTATIONS, WARRANTIES AND COVENANTS

13.1.          REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASTRAZENECA.
               ASTRAZENECA represents and warrants to, and covenants with, TMC as follows:

               a) as of the Effective Date ASTRAZENECA and/or its Affiliates is the sole and exclusive owner of the ASTRAZENECA Patent Rights; which to the extent covered by the license granted hereunder is free and clear of any liens, charges and encumbrances; and

               b) as of the Effective Date ASTRAZENECA and/or its Affiliates has not assigned, transferred, licensed, conveyed or otherwise encumbered its right, title and interest in the ASTRAZENECA Patent Rights to the extent covered by the license granted hereunder, to a Third Party; and

               c) as of the Effective Date ASTRAZENECA has the authority from its Affiliates to grant to TMC the license specified in
                    Article 2.1 of this Agreement; and

               d) as of the Effective Date and to the best of ASTRAZENECA's knowledge, no Person other than ASTRAZENECA or any of its Affiliates, has or shall have any claim of ownership with respect to ASTRAZENECA Patent Rights; and

               e) as of the Effective Date and to the best of ASTRAZENECA's knowledge, the manufacture, use and sale of the Compound does not

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                    infringe upon any intellectual property rights of any Third
                    Party, although it is expressly acknowledged by TMC that ASTRAZENECA has made no particular searches or investigations to determinate whether such infringement occurs; and

               f) as of the Effective Date there are no claims, judgements or settlements against or owed by ASTRAZENECA or pending or threatened claims or litigation relating to the ASTRAZENECA Patent Rights; and

               g) except as insofar relating to any kind of formulation, or work or development related thereto, of the Product, there are no other Patent Rights or Know-How owned or licensed by ASTRAZENECA required to develop and/or commercialise the Product, and ASTRAZENECA shall not assert against TMC any Patent Rights or other intellectual property owned or licensed by ASTRAZENECA as of the Effective Date or at any time thereafter which are or may be infringed by TMC when utilizing its rights under this Agreement; and

               h) as of the Effective Date ASTRAZENECA has disclosed to TMC any known interference with the ASTRAZENECA Patent Rights or re-examination or reissue proceeding concerning such ASTRAZENECA Patent Rights; and

               i) as of the Effective Date ASTRAZENECA has no knowledge from which it can reasonably be inferred that the granted ASTRAZENECA Patent Rights are invalid or unenforceable or that the applications for ASTRAZENECA Patent Rights will not proceed to grant; and

               j) the agreements in force on the Effective Date between ASTRAZENECA or its Affiliates and Third Parties regarding investigational use of the Compound in laboratory research animals or for testing in vitro will, if possible to ASTRAZENECA, be assigned to TMC by ASTRAZENECA. Regarding those agreements that are not possible for ASTRAZENECA to assign to TMC, ASTRAZENECA

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                    shall keep TMC informed about the results and publications generated by the Third Part(ies) under the agreements concerned. None of the Third Parties to the agreements referred to in this Article 13.1 j) has any license or ownership rights under such agreement(s) in the results of their investigations, or in the Compound, the Product or the ASTRAZENECA IP that will have any material impact on the license granted to TMC under this Agreement.

13.2.          ACKNOWLEDGEMENT OF TMC.

               TMC is aware;


               a) that the ASTRAZENECA Patent Rights or the ASTRAZENECA Know-How may not sufficiently enable TMC to manufacture or conduct any other operational or manufacturing-related activities with respect to the formulation of the Product, and it is explicitly understood by TMC that TMC will have to independently conduct any analysis, evaluation and investigation regarding what intellectual property, techniques, routes, equipment or other help or assistance that will be required for such purpose and it will be entirely at TMC's risk to find such intellectual property, techniques, routes, equipment or other help or assistance in order to conduct such activities; and

               b) that certain Third Parties have access to the Compound under the agreements referred to in Article 13.1 j) in order to conduct investigations regarding the Compound.

13.3. REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Each Party represents and warrants to the other Party that it is a duly organized and validly existing corporation under the laws of its jurisdiction of incorporation, and has taken all required corporate action to authorize the execution, delivery and performance of this Agreement; it has the full right, power and authority to enter into this Agreement and perform all of its obligations hereunder; the execution and delivery of this Agreement and the transactions contemplated

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               herein do not violate, conflict with, or constitute a default under its Articles of Association or similar organization document, its by-laws or the terms or provisions of any material agreement or other instrument to which it is a party or by which it is bound, or any order, award, judgement or decree to which it is a party or by which it is bound; and upon execution and delivery, this Agreement will constitute the legal, valid and binding obligation of it.

13.4. LIMITATIONS. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT ASTRAZENECA EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTY, STATUTORY OR OTHERWISE, OF ANY KIND, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE REGARDING THE COMPOUND, ASTRAZENECA'S CONFIDENTIAL INFORMATION, DOCUMENTS, ASTRAZENECA KNOW-HOW, ASTRAZENECA PATENT RIGHTS OR PRODUCTS.

14.            TERM AND TERMINATION

14.1. TERM. This Agreement shall become effective on the Effective Date and shall expire when TMC ceases to sell the Product in the last country of the Territory or otherwise terminates this Agreement as set forth in Article 14.2.

14.2. TERMINATION BY TMC. Should TMC determine that it does no longer consider it viable to continue to exercise the rights under this Agreement, then TMC may give written notice to ASTRAZENECA, whereupon this Agreement shall terminate thirty (30) days after such notice, unless ASTRAZENECA, within twenty (20) days of having received such notice, requests TMC in writing to enter into good faith discussions to see whether TMC's concerns could be reasonably overcome. However, upon TMC having given such notice TMC shall not be liable for any payments under Articles
               6.1.2 and 6.1.3 or for any payments under Article 6.3 unless

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               corresponding to the royalty amounts actually due, which become due after the expiration of the 30-day period mentioned above in this Article 14.2.

               Should the Parties not within three (3) months of the date of commencement of such good faith discussions mentioned above in this Article 14.2 have managed to reach a mutually acceptable solution to TMC's concerns, then TMC may terminate this Agreement by giving ninety (90) days written notice.

14.3. TERMINATION FOR BREACH. In the event that either Party (the "Breaching Party") shall be in significant default in the performance of any of its material obligations under this Agreement, in addition to any other right and remedy the other Party (the "Complaining Party") may have, the Complaining Party may terminate this Agreement by sixty (60) days prior written notice (the "Notice Period") to the Breaching Party, specifying the breach and its claim of right to terminate, provided always that the termination shall not become effective at the end of the Notice Period if the Breaching Party cures the breach complained about during the Notice Period.

14.4. SURVIVAL OF OBLIGATIONS. Termination or expiration of this Agreement shall not relieve either Party from any obligation incurred hereunder prior thereto.

14.5.          SURVIVAL OF PROVISIONS UPON TERMINATION AND/OR EXPIRATION.
               Subject to what is stated in Article 15, the provisions of Articles 1, 7.1, 7.2, 10, 12, 13, 14.5, 15, 17 and 18 shall survive termination or expiration of this Agreement. The provisions of Article 2.5 shall survive only upon expiration of this Agreement. The provisions of Article 11 shall survive termination or expiration of this Agreement and shall continue to be in force for a period of five (5) years after termination or expiration of this Agreement.

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15.            CONSEQUENCES OF TERMINATION

15.1.          TERMINATION AND HANDBACK OF LICENSE

               In addition to any remedy either Party may have in law, tort or in contract, subject to what is stated in Article 3.9, upon termination of the Agreement or the license in a certain country, the following shall apply.

               Upon termination of this Agreement by TMC pursuant to Article
               14.2 or by ASTRAZENECA pursuant to Article 14.3, or by ASTRAZENECA in a certain country pursuant to Article 3.8, the license granted under Article 2.1 regarding the country(ies) contemplated by the termination concerned shall cease, and TMC shall, regarding the Territory or the country concerned, whichever is applicable:

               a) at the option of ASTRAZENECA, grant to ASTRAZENECA a non-exclusive, world-wide or for the country concerned, whichever is applicable, sub-licensable licence under the TMC IP to develop, have developed, make, have made, use, have used, import, have imported, market, have marketed, sell and have sold the Compound and the Product for any indications. The term of such non-exclusive licence shall continue on a country by country basis for the longer of the life of the TMC Patent Rights, or for ten (10) years from first commercial sale of any resultant product in such country by ASTRAZENECA, its Affiliates, sub-licensees or nominees, whichever is the longer. TMC shall do all such acts and things as may reasonably be necessary to fulfil this obligation. The licence set out in this Article 15.1
                    (a) shall be [**].

               b) return to ASTRAZENECA any ASTRAZENECA Know-How and deliver to ASTRAZENECA a copy of any TMC Know-How;

               c) deliver to ASTRAZENECA any and all quantities of Product in its possession, power, custody or control subject always to TMC's right to

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                    dispose of Product which is the subject of pre-termination date orders pursuant to Article 15.1 (h). For the avoidance of doubt, should this Article 15.1 (c) become applicable because of termination regarding a certain country or countries pursuant to Article 3.8, then the quantities of Product referred to herein shall mean only those quantities clearly designated, by marking, labelling or similar, for the country or countries concerned and which could only be used for the country or countries concerned;

               d) ensure that its patent attorneys transfer to ASTRAZENECA a copy of the patent files relating to the TMC Patent Rights which TMC has been prosecuting and maintaining and ASTRAZENECA shall be entitled to prosecute and shall maintain such TMC Patent Rights at its own cost and expense on terms similar to those set out in Article 7.3 and to deal with infringers on terms similar to those set out in Articles 8.2 and 8.3. TMC further undertakes to take any action and produce any documents so as to enable ASTRAZENECA to apply for patent term extensions, including, but not limited to, Supplementary Protection Certificates, relating to the TMC Patent Rights in ASTRAZENECA's name.

               e) Should this Article 15.1 become applicable because of the termination of the license regarding a certain country or countries pursuant to Article 3.8, then TMC shall, notwithstanding the license granted under Article 15.1 (a), on the request by ASTRAZENECA continue to prosecute, maintain and defend the TMC Patent Rights.

               f) commensurate with legislative and regulatory requirements, transfer to ASTRAZENECA or its nominee all NDA Approvals, and regulatory filings for the Compound or Product (including, without limitation, all information and documentation used in the Filings of an NDA and NDA approvals referred to in Article 3.5.2 and 3.5.4) for the Territory or the country concerned, to the extent applicable. In the event that in

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                    any country such a transfer is not possible, TMC shall use reasonable endeavours to ensure that ASTRAZENECA has the benefit of the relevant NDA Approvals, NDA's and other related regulatory filings and approvals and, to this end, consents to any regulatory authority cross-referencing to the data and information on file with any regulatory authority as may be necessary to facilitate the granting of second NDA Approvals to and permit Filings of an NDA by ASTRAZENECA, and TMC agrees to complete whatever other procedures that are reasonably necessary in relation to the same to enable ASTRAZENECA (either itself or in conjunction with a Third Party) freely to develop and sell the Product in substitution for TMC;

               g) if applicable, assign the TMC Trademark or grant a royalty-free exclusive licence to ASTRAZENECA to use the TMC Trademark for the marketing, sales and distribution of the Product;

               h) not after the date of termination itself take any further action for the Territory or the country concerned, to the extent applicable, to develop, manufacture, have manufactured, use, market, distribute or sell the Compound or Product during the life of the TMC Patent Rights or the ASTRAZENECA Patent Rights, whichever is the longer, except that TMC has the right to dispose of that part of its inventory of Product on hand as of the effective date of termination which is the subject of orders for Product accepted prior to the date of notice of termination for a period of three (3) months after the effective date of termination, and, within thirty (30) days after disposition of such inventory pursuant to the fulfilment of such orders, TMC will forward to ASTRAZENECA a final report and pay all royalties due on the Net Sales of Product during such period; and

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               i)   provide ASTRAZENECA, should ASTRAZENECA so require, with
                    reasonable assistance in relation to ASTRAZENECA's appointment of a Third Party manufacturer of Product.

               Upon such termination as stated in this Article 15.1, ASTRAZENECA shall have the right to disclose Confidential Information to Third Parties for the purpose of, and to the extent necessary for, enabling such Third Party to evaluate the financial and scientific status of the Compound or Product for the purpose of making a financial offer to ASTRAZENECA on the licensing or acquisition of the rights returned to ASTRAZENECA and the rights licensed to ASTRAZENECA under this Article 15.1, and, if such licensing or acquisition occurs, as necessary to exploit or enforce such rights.

15.2.          TERMINATION FOLLOWED BY CONTINUED LICENSE

               Upon the termination of this Agreement by TMC pursuant to Article 14.3, ASTRAZENECA's licences granted to TMC under Article 2 shall continue, provided that TMC continues to make payments pursuant to Article 6 as if the Agreement was still in effect.

16.            FORCE MAJEURE

16.1. If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure, that Party shall forthwith serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise to Force Majeure, and shall subject to service of such notice and to Article 16.3 have no liability in respect of the performance of such of its obligations as are prevented by the Force Majeure event during the continuation of such events, and for such time after they cease as is necessary for that Party, using all reasonable endeavours, to recommence its affected operations in order for it to perform its obligations.

16.2. If either Party is prevented from performance of its obligations, due to Force Majeure, for a continuous period in excess of six
               (6) months, the other Party

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               may terminate this Agreement forthwith on service of written notice upon the Party so prevented. In the event of termination under this Article 16.2 the provisions of Article 15 shall not apply immediately and the Parties shall meet to discuss the ASTRAZENECA IP and TMC IP and agree on a process for arrangements upon termination.

16.3. The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of Force Majeure shall use its reasonable endeavours to bring the Force Majeure event to a close or to find a solution by which the Agreement may be performed despite the continuation of the Force Majeure event.

17.            GENERAL PROVISIONS

17.1.          ASSIGNMENT.

17.1.1. Subject to Articles 17.1.2 and 17.1.3, neither Party shall without the prior written consent of the other Party assign, transfer, charge or deal in any other manner with this Agreement or any of its rights under it.

17.1.2. Each Party shall be entitled to assign its rights under this Agreement to an acquiror of all or substantially all of its capital stock or assets related to the pharmaceutical business described in this Agreement, whether through purchase, merger, consolidation or otherwise.

17.1.3. Each Party shall be entitled to assign its rights under this Agreement to an Affiliate provided that such Party shall require that any such Affiliate to whom it assigns any of its rights under this Agreement shall assign such rights back to the assigning Party immediately prior to it ceasing to be an Affiliate of the assigning Party.

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17.2.          SEVERANCE.

17.2.1. If any provision of this Agreement shall be found by any court or administrative body of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not, provided that the general content of the Agreement remains substantially the same as prior to such invalidity or unenforceability, affect the other provisions of this Agreement which shall remain in full force and effect.

17.2.2. The Parties agree, in the circumstances referred to in Article 17.2.1, to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the same effect as would have been achieved by the invalid or unenforceable provision.

17.3.          NOTICES.

17.3.1. All notices and other communications given or made in relation to this Agreement;

17.3.2.        shall be in English and in writing;

17.3.3. shall be delivered by hand or sent by first class registered post or facsimile;

17.3.4. shall be delivered or sent to the Party concerned at the relevant address or facsimile number, shown in Article 17.4.1 subject to such amendments as may be notified from time to time in accordance with this Article by the relevant Party to the other Party by no less than three business days notice; and

17.3.5. shall be deemed to have been duly given or made if addressed in the aforesaid manner;

               a)   if delivered by hand, upon delivery;

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               b)   if posted by first class registered post, four (4) business days after posting;

               c) if sent by facsimile, when a complete and legible copy of the communication has been received at the appropriate address.

17.4.          CONTACT INFORMATION.


17.4.1.        Initial details for the purposes of Article 17.3 are:
               For ASTRAZENECA
               F Address: AstraZeneca AB, SE-151 85 Sodertalje, Sweden
               Facsimile: +46-8 553 290 00
               For the attention of: President & CEO

               For TMC
               Address: The Medicines Company, 8 Campus Drive, Parsippany, New Jersey 07054, United States
               Facsimile: +1-973-656-9898
               For the attention of: Clive Meanwell, Executive Chairman

17.4.2. Any notice pursuant to Article 3.5.4 shall, in addition to being delivered in accordance with Articles 17.3 and 17.4.1, be delivered to the following address by facsimile.

               AstraZeneca AB,
               Global Intellectual Property,
               Sweden.
               Facsimile: +46 8 553 288 20
               For the attention of: Francis Tierney

               What is stated in Articles 17.3.1, 17.3.2, 17.3.4 and 17.3.5 c)
               shall apply to such notice as well.

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17.5.          AGENCY, PARTNERSHIP OR JOINT VENTURE EXCLUDED.

17.5.1. Nothing in this Agreement shall be construed so as to constitute either Party to be the agent of the other.

17.5.2. Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute a partnership or joint venture of any kind between the Parties.

17.6. ENTIRE AGREEMENT. Each of the Parties acknowledges and agrees that in entering into this Agreement, and the documents referred to in it, it does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding (whether negligently or innocently made) of any Person (whether party to this Agreement or not) other than as expressly set out in this Agreement as a warranty. Nothing in this Article shall either operate to limit or exclude any liability for fraud.

17.7. AGREEMENT TO SUPERSEDE EARLIER AGREEMENTS. The Confidential Disclosure Agreement entered into by and between the Parties on 27 February 2003 ceases to have effect from the Effective Date, except such termination does not affect a Party's accrued rights and obligations thereunder at the date of termination.

17.8. AMENDMENTS. No amendment to or variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

17.9.          PUBLICITY AND ANNOUNCEMENTS.

17.9.1. Subject to Article 17.9.2 no press release, announcement or any other communication to any Third Party concerning the transaction contemplated by this Agreement, the financial terms of this Agreement, the subject matter of this Agreement or any ancillary matters shall be made or permitted or authorized to be made by either Party without the prior written approval of the other, such approval not to be unreasonably withheld or delayed and

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                                                                              65

               such approval to be given by an authorized representative of the Party in question.

17.9.2. Either Party may make an announcement concerning the transaction contemplated by this Agreement or any ancillary matter if required by law, existing contractual obligations or any securities exchange or regulatory authority or governmental body to which either Party is subject or submits, wherever situated, provided that the Party required to make such announcement notifies the other Party of the details of the announcement prior to making such announcement and in sufficient time for the other Party to consider and comment on the announcement, and takes advantage of all provisions to keep confidential as many terms of the Agreement as possible.

17.10. WAIVER. Failure or delay by either Party to exercise any right or remedy under this Agreement shall not be deemed to be a waiver of that right or remedy, or prevent it from exercising that or any other right or remedy on that occasion or on any other occasion.

17.11. NO BENEFIT TO THIRD PARTIES. No Third Party shall be deemed a third party beneficiary under this Agreement for any purpose. Without limiting the foregoing, the Contracts (Rights of Third Parties) Act 1999 and any legislation amending or replacing such Act shall not apply in relation to this Agreement or any agreement, arrangement, understanding, liability or obligation arising under or in connection with this Agreement.

18.            GOVERNING LAW AND ARBITRATION

18.1. ARBITRATION. The Parties shall use their reasonable efforts to settle amicably any dispute arising out of or in connection with this Agreement. In case the Parties are not able to settle such dispute between themselves, such dispute shall be finally resolved by arbitration in accordance with the Rules of the

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                                                                              66

               International Chamber of Commerce. The arbitration proceedings shall be held in London. Any proceedings shall be held in the English language.

18.2. GOVERNING LAW. The validity, construction and interpretation of this Agreement and any determination of the performance which it requires shall be governed by the laws of England.

IN WITNESS WHEREOF this Agreement has entered into force on the Effective Date.


ASTRAZENECA AB (PUBL)                           THE MEDICINES COMPANY



Signature:/s/Martin Nicklasson                  Signature: /s/ Clive A. Meanwell

Name:  Martin Nicklasson                        Name:  Clive A. Meanwell
Title: EVP, Global Drug Development             Title: Executive Chairman

                    License Agreement - The Medicines Company

                                   Schedule A

                            ASTRAZENECA Patent Rights

CASE       COUNTRY     APPLICATION NO.        APP. DATE          PATENT NO.            EXPIRY DATE
--------------------------------------------------------------------------------------------------
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

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                                                                               2

[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

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

                                                                               3

CASE       COUNTRY     APPLICATION NO.        APP. DATE          PATENT NO.            EXPIRY DATE
--------------------------------------------------------------------------------------------------
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

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

                                                                               4

[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

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

                                                                               5

CASE       COUNTRY     APPLICATION NO.        APP. DATE          PATENT NO.            EXPIRY DATE
---------------------------------------------------------------------------------------------------
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

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

                                                                               6

CASE       COUNTRY     APPLICATION NO.        APP. DATE          PATENT NO.            EXPIRY DATE
--------------------------------------------------------------------------------------------------
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

                    License Agreement - The Medicines Company

[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]
[**]       [**]        [**]                   [**]               [**]                  [**]

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

                                                                               8

CASE      COUNTRY     APPLICATION NO.         APP. DATE          PATENT NO.            EXPIRY DATE
--------------------------------------------------------------------------------------------------
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]
[**]      [**]        [**]                    [**]               [**]                  [**]

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                                                                               9

COUNTRY CODE               COUNTRY
--------------------------------------
AR                         Argentina
AT                         Austria
AU                         Australia
BD                         Bangladesh
BE                         Belgium
BR                         Brazil
BY                         Belarus
CA                         Canada
CH                         Switzerland
CO                         Colombia
CY                         Cyprus
CZ                         Czech Republic
DE                         Germany
DK                         Denmark
EE                         Estonia
EG                         Egypt
EP                         European Patent Office
ES                         Spain
FI                         Finland
FR                         France
GB                         United Kingdom
GR                         Greece
HU                         Hungary
ID                         Indonesia

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                                                                              10

IE                         Ireland
IL                         Israel
IN                         India
IS                         Iceland
IT                         Italy
LT                         Lithuania
LU                         Luxembourg
LV                         Latvia
MC                         Monaco
MK                         Macedonia
MX                         Mexico
MY                         Malaysia
NL                         Netherlands
NO                         Norway
NZ                         New Zealand
PH                         Philippines
PK                         Pakistan
PL                         Poland
PT                         Portugal
RO                         Romania
RU                         Russia
SA                         Saudi Arabia
SE                         Sweden
SG                         Singapore
SI                         Slovenia
SK                         Slovak Republic
TR                         Turkey
UA                         Ukraine
US                         USA
VE                         Venezuela

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                                                                              11

WO                         Patent Co-operation Treaty
ZA                         South Africa

                    License Agreement - The Medicines Company

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                                                                               1

                                   Schedule B

                                      [**]

PRODUCT MASTER FILE


Product Monograph

This section represents the current status of the project


CONTENTS:

Clinical Supplies Strategies / Vial Strengths

Health and Safety - Assessment of health risks involved during manufacture


Composition

   - Description and intended use of product

   - Presentations and product numbers

   - Qualitative formulation

   - Quantitative formulation and formulation numbers


Manufacture

   - Manufacturer(s)

   - Manufacturing formula

   - Manufacturing process and filling

   - Equipment and manufacturing facilities

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   - Process flow diagram

   - Standard process instructions

   - In-process controls

   - Control of intermediates

   - Justification of specification for intermediates

   - Test methods for intermediates


Control Tests on Inactive Ingredients

   - Name and address of supplier

   - Specifications and test methods for inactive ingredients

   - Justification of specification for inactive ingredients

   - Test methods for inactive ingredients


Control Tests on Drug Substance

   - Name and address of suppliers and corresponding batch details

   - Statement of current route of synthesis

   - Drug substance specification

   - Product specific parameters


Control Tests on Product

   - Product specification

   - Product release specification

   - Justification for product specification

   - Test methods for product

   - Sampling plan


Packaging (Container / Closure / Device)

   - Description of packaging material and PCKs

   - Manufacturers of packaging materials

   - Specifications of packaging materials

   - Justification of specifications of packaging materials

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   - Test methods for packaging materials


Stability of Drug Substance

   - Shelf-life recommendations


Stability of Product

   - Shelf-life recommendation

   - Compatibility

   - Test methodology used for stability of product

   - Stability reports

Special Notes

Product Development Master Record


This section contains archived / superseded information (eg previous versions of specifications) and is therefore the development history.


CONTENTS:

Health and Safety - Assessment of health risks involved during manufacture


Composition

   - Description and intended use of product

   - Presentations and product numbers

   - Qualitative formulation

   - Quantitative formulation and formulation numbers


Manufacture

   - Manufacturer(s)

   - Manufacturing formula

   - Standard process instructions

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                                                                               4

Control Tests on Inactive Ingredients

   - Name and address of supplier

   - Specifications and test methods for inactive ingredients

   - Justification of specification for inactive ingredients

   - Test methods for inactive ingredients


Control Tests on Drug Substance

   - Drug substance specification


Control Tests on Product

   - Product specification

   - Product release specification

   - Justification for product specification

   - Test methods for product

   - Sampling plan


Packaging (Container / Closure / Device)

   - Description of packaging material and PCKs

   - Manufacturers of packaging materials

   - Specifications of packaging materials

   - Justification of specifications of packaging materials

   - Test methods for packaging materials


Stability of Drug Substance

   - Shelf-life recommendations


Stability of Product

   - Shelf-life recommendation

   - Test methodology used for stability of product

   - Stability reports

                    License Agreement - The Medicines Company

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                                                                               5

Special Notes


Summary Reports

   - [**]

   - [**]


Placebo Monograph

Composition

   - Presentations and product numbers

   - Qualitative formulation

   - Quantitative formulation and formulation numbers


Manufacture

   - Manufacturer(s)

   - Manufacturing formula

   - Manufacturing process and filling

   - Equipment and manufacturing facilities

   - Process flow diagram

   - Standard process instructions

   - In-process controls

   - Control of intermediates

   - Justification of specification for intermediates

   - Test methods for intermediates


Control Tests on Inactive Ingredients

   - Name and address of supplier

   - Specifications and test methods for inactive ingredients

   - Justification of specification for inactive ingredients

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                                                                               6

   - Test methods for inactive ingredients


Control Tests on Drug Substance

   - Not applicable

   - Name and address of suppliers and corresponding batch details

   - Statement of current route of synthesis

   - Drug substance specification

   - Product specific parameters


Control Tests on Product

   - Product specification

   - Product release specification

   - Justification for product specification

   - Test methods for product

   - Sampling plan


Packaging (Container / Closure / Device)

   - Description of packaging material and PCKs

   - Manufacturers of packaging materials

   - Specifications of packaging materials

   - Justification of specifications of packaging materials

   - Test methods for packaging materials


Stability of Drug Substance - Not applicable

   - Shelf-life recommendations


Stability of Product

   - Shelf-life recommendation

   - Compatibility

   - Test methodology used for stability of product

   - Stability reports

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                                                                               7

Placebo Development Master Record

Contains archived / superseded information


PMF Appendices


Essentially this is the "working area" of the PMF containing:

   - Stability Protocols for Drug Substance

   - Stability Reports (front cover only

   - this references report number with all reports filed in archive)

   - Stability Protocols for Drug Product and Placebo Product

   - Stability Reports (main reports in full, others front cover only

   - this references report number with all reports filed in archive)

   - Protocols and Development Reports (all Investigational Protocols and Development Reports referenced)

   - Compatibility with Infusion Fluids and Giving Sets (all Reports / Studies referenced)

   - Product Design Report (all Reports referenced)

   - Regulatory Documents (CMC submissions referenced)

   - Cleaning Verification (Reports referenced)

   - Manufacturing Protocols (for clinical trial supplies manufacture at Sodertalje (Astra Liquid Production Facility)

   - Primary and Secondary Reference Standards

                                      [**]

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

                                   Schedule C


CHEMICAL STRUCTURE [**]


                    [Diagram of proprietary compound deleted]

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                                                                               1

                                   Schedule D

REPORT                          AUTHOR              REF      DUE OUT/DATED  CURRENT STATUS     FORMAT      CONTACT        SPINE
------------------------------------------------------------------------------------------------------------------------------------
[**]                                 [**]       [**]        [**]            [**]             Hard Copy   RAR/MP
[**]                                 [**]       [**]        [**]            [**]
[**]                                 [**]       [**]        [**]            [**]             Hard Copy   RAR/MP
[**]                                 [**]       [**]        [**]            [**]             e-copy      RAR/MP
[**]                                 [**]       [**]        [**]            [**]             e-copy      RAR/MP
[**]                                 [**]       [**]        [**]            [**]             e-copy      RAR/MP
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy
[**]                            *    [**]       [**]        [**]            [**]             e-copy

                    License Agreement - The Medicines Company

[**]                            *    [**]       [**]        [**]            [**]             hard copy               Yellow
[**]                                 [**]       [**]        [**]            [**]             hard copy   GET
[**]                                 [**]       [**]        [**]            [**]             hard copy   GET
                                     [**]       [**]        [**]            [**]
[**]                                 [**]       [**]        [**]            [**]             hard copy   GET
[**]                                 [**]       [**]        [**]            [**]             hard copy   RAR/MP
[**]                            *    [**]       [**]        [**]            [**]             hard copy               White
[**]                                 [**]       [**]        [**]            [**]
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Blue
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Black-blue tag
[**]                            *    [**]       [**]        [**]            [**]             hard copy               White-blue tag
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Blue
[**]                                 [**]       [**]        [**]            [**]
[**]                                 [**]       [**]        [**]            [**]             hard copy   RAR/MP
[**]                                 [**]       [**]        [**]            [**]             hard copy   RAR/MP
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Green
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Green
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Green

                    License Agreement - The Medicines Company

[**]                                 [**]       [**]        [**]
[**]                                 [**]       [**]        [**]            [**]             hard copy   RAR/MP
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Black
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Black
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Black
[**]                                 [**]       [**]        [**]            [**]
[**]                            *    [**]       [**]        [**]            [**]             hard copy               Yellow
[**]                            *               [**]                                         hard copy   [**]
[**]
[**]
[**]
     Likely to be most relevant

                    License Agreement - The Medicines Company

                                   Schedule E


                             [Diagram of proprietary
                                compound deleted]

                    License Agreement - The Medicines Company

                                   Schedule F


                                Supply Agreement
              [To be provided upon completion -- See Section 4.2.3]

                    License Agreement - The Medicines Company